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Microsoft

Notice of Annual Shareholders Meeting and

Proxy Statement 2018

November 28, 2018
8:00 a.m. Pacific Time

Letter from our Independent Chairman and our CEO

October 16, 2018

Dear Shareholder,

We invite you to attend the Annual Shareholders Meeting of Microsoft Corporation (“Annual Meeting”), which will be held at Meydenbauer Center, 11100 NE 6th Street, Bellevue, Washington 98004, on November 28, 2018 at 8:00 a.m. Pacific Time. Doors open at 7:00 a.m. Microsoft Store associates will be on hand to help you experience Microsoft’s latest Surface devices and Xbox consoles. Driving directions to Meydenbauer Center are on page 69. Parking will be validated only for the Meydenbauer Center garage. Parking is limited, so plan ahead if you are driving to the meeting.

The Notice of 2018 Annual Shareholders Meeting and this Proxy Statement contain details of the business to be conducted at the Annual Meeting.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. We urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating, and returning the enclosed proxy card in the envelope provided for your convenience. If you attend the Annual Meeting, you can vote in person even if you previously submitted your proxy.

This year’s shareholder question and answer session will include both live questions and questions submitted in advance. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with the control number found next to the label “Control Number” for postal mail recipients or next to the field labeled “Control Number” within the body of your email. We will respond to you by email if your online question isn’t answered during the meeting.

For those who can’t attend in person, we again are offering a virtual shareholder meeting in which you can view the meeting, submit questions, and vote online at microsoft.onlineshareholdermeeting.com. We will also provide a live webcast of the Annual Meeting from the Microsoft Investor Relations website at www.microsoft.com/investor. A transcript with video and audio of the entire Annual Meeting will be available on the Investor Relations website after the meeting. We hope this will allow those who cannot attend the meeting in person to hear Microsoft executives discuss the past year’s results and our future opportunities. In addition, we make available at our Investor Relations website a variety of information for investors. Our goal is to maintain the Investor Relations website as a portal through which investors can easily find pertinent information about us.

On behalf of the Board of Directors, thank you for your continued investment in Microsoft. We look forward to greeting as many of you as possible.

Sincerely,

John W. Thompson Independent Chairman	Satya Nadella Chief Executive Officer

Letter from the Board of Directors

October 16, 2018

Dear Shareholder,

Thank you for your continued investment in Microsoft. We are excited about the Company’s strong business and stock price performance in fiscal year 2018. We believe these results stem from Microsoft’s commitment to business strategies that provide long-term, sustainable growth.

Your Board of Directors works to ensure Microsoft’s continuing success and represent shareholder interests. Twelve of 14 Board members are independent, which includes our Board Chair and all Committee Chairs. Together, we rely on our diversity of experiences, perspectives, and skills to provide guidance and oversight for how Microsoft effectively manages risk and realizes strategic opportunities in a dynamically transforming world. This year’s Board nominees represent a wide range of backgrounds; in addition, half the nominees are gender, nationally, or ethnically diverse.

After adding four new Board members in the past two years, this year’s nominees all currently serve on the Microsoft Board. Microsoft implements a unique board tenure policy that targets an average tenure of 10 years or less for the Board’s independent directors as a group. This approach strikes a balance between retaining directors with deep knowledge of the Company while adding directors who bring a fresh perspective. As a group, the current directors have an average tenure of 7.1 years of service. Newer and more tenured Board members are effectively working together as a team to deeply understand and oversee the complexities of Microsoft’s global business.

That understanding is enhanced by proactive engagement with our shareholders. During fiscal year 2018, our Board Chair and members of senior management engaged with a cross-section of shareholders owning over 46% of our shares. With more than 5.5 million Microsoft shareholders, we supplement this engagement with “one-to-many” communications to reach all our shareholders. For instance, Microsoft was among the first companies to launch a director video series to help shareholders understand the unique skills and perspectives each director brings to the Board. The series can be viewed on our website at https://aka.ms/DirectorVideoSeries.

Feedback from shareholders has helped us evolve the executive compensation program over the past several years and helped us prioritize our efforts on important topics ranging from renewable energy to privacy and cybersecurity. Microsoft’s mission to empower every person and every organization on the planet to achieve more is inherently expansive and long-term. We are constantly thinking about how to ensure the value we create is sustainable in a complex and rapidly changing world, and we welcome your contributions to that important effort.

Thank you for the trust you place in us and your continued investment in Microsoft’s future. We appreciate the opportunity to serve you and Microsoft in our role as directors.

Sincerely,

Your Board of Directors

Notice of 2018 Annual Shareholders Meeting

Date	November 28, 2018

Time	8:00 a.m. Pacific Time

Place	Meydenbauer Center, 11100 NE 6th Street, Bellevue, Washington 98004

Record date	September 26, 2018. Only shareholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the Annual Meeting.

Proxy voting	Make your vote count. Please vote your shares promptly to ensure the presence of a quorum at the Annual Meeting. Voting your shares now via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card or voting instruction form will save the expense and extra work of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope with postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting, as your proxy is revocable at your option. We are requesting your vote to:

Items of business

•  Elect the 14 director nominees named in this Proxy Statement

•  Approve, on a non-binding advisory basis, the compensation paid to our named executive officers (the “say-on-pay” vote)

•  Ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2019

•  Transact other business that may properly come before the Annual Meeting

Virtual meeting	You also may vote at the Annual Meeting via the Internet by visiting microsoft.onlineshareholdermeeting.com and following the instructions.

Admission to meeting	Proof of share ownership will be required to enter the Annual Meeting. See Part 6 – “Information about the meeting” for details.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on November 28, 2018. Our 2018 Proxy Statement and Annual Report to Shareholders are available at www.microsoft.com/investor.

By order of the Board of Directors

Carolyn Frantz

Secretary

Redmond, Washington

October 16, 2018

The use of cameras at the Annual Meeting is prohibited and they will not be allowed into the meeting or any other adjacent areas, except by credentialed media. We realize that many mobile phones have built-in cameras; while these phones may be brought into the venue, the camera function may not be used at any time.

2018 PROXY STATEMENT  i

Proxy Statement table of contents

ii

2018 PROXY STATEMENT  iii

Proxy summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all information you should consider. Please read the entire Proxy Statement carefully before voting.

Annual Shareholders Meeting	Record date September 26, 2018 Mailing date This Proxy Statement was first mailed to shareholders on or about October 16, 2018.

Meeting agenda

The meeting will cover the proposals listed under voting matters and vote recommendations below, and any other business that may properly come before the meeting.

Voting

Shareholders as of the record date are entitled to vote. Each share of common stock of Microsoft Corporation (the “Company”) is entitled to one vote for each director nominee and one vote for each of the proposals.

Date November 28, 2018 Time 8:00 a.m. Pacific Time Place Meydenbauer Center 11100NE 6th Street Bellevue,Washington 98004

Voting matters and vote recommendations

See Part 5 – “Proposals to be voted on at the meeting” for more information.

Management Proposals		Board recommends	Reasons for recommendation	See page

1.	Election of 14 directors	FOR	The Board and its Governance and Nominating Committee believe the 14 Board nominees possess the skills, experience, and diversity to effectively monitor performance, provide oversight, and advise management on the Company’s long-term strategy.	60

2.	Advisory vote to approve executive compensation “say-on-pay”	FOR	Our executive compensation programs demonstrate our execution on our pay for performance philosophy and reflect the input of shareholders from our extensive outreach efforts.	61

3.	Ratification of the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2019	FOR	Based on the Audit Committee’s assessment of Deloitte & Touche’s qualifications and performance, it believes their retention for fiscal year 2019 is in the best interests of the Company.	62

Vote in advance of the meeting	Vote your shares at www.proxyvote.com. Have your Notice of Internet Availability or proxy card in hand for the 16-digit control number needed to vote.

Call toll-free number 1-800-690-6903
Sign, date, and return the enclosed proxy card or voting instruction form.

Vote in person at the meeting	See Part 6 – “Information about the meeting” for details on admission requirements to attend the Annual Meeting.

2018 PROXY STATEMENT  1

Our director nominees

See Part 2 – “Board of Directors” for more information.

The following table provides summary information about each director nominee. Each director is elected annually by a majority of votes cast.

Name Occupation	Age	Director since	Independent	Other public boards	Committee memberships
					AC	CC	GN	RPP
William H. Gates III Co-Chair and Trustee, Bill & Melinda Gates Foundation	62	1981	No	1
Reid G. Hoffman Partner, Greylock Partners	51	2017	Yes	0
Hugh F. Johnston Vice Chairman and CFO, PepsiCo, Inc.	57	2017	Yes	0
Teri L. List-Stoll Executive Vice President and CFO, Gap, Inc.	55	2014	Yes	1
Satya Nadella CEO, Microsoft Corporation	51	2014	No	1
Charles H. Noski Former Vice Chairman, Bank of America Corporation	66	2003	Yes	1
Helmut Panke Ph. D. Former Chairman of the Board of Management, BMW Bayerische Motoren Werke AG	72	2003	Yes	0
Sandra E. Peterson Former Group Worldwide Chair, Johnson & Johnson	59	2015	Yes	0
Penny S. Pritzker Chairman, PSP Partners, L.L.C.	59	2017	Yes	0
Charles W. Scharf CEO, The Bank of New York Mellon Corporation	53	2014	Yes	1
Arne M. Sorenson President and CEO, Marriott International, Inc.	59	2017	Yes	1
John W. Stanton Chairman, Trilogy Partnerships	63	2014	Yes	2
John W. Thompson Independent Chairman, Microsoft Corporation; Former CEO, Virtual Instruments, Inc.	69	2012	Yes	1
Padmasree Warrior Chief Development Officer, NIO Inc.; CEO, NIO USA, Inc.	57	2015	Yes	1

AC: Audit Committee CC: Compensation Committee GN: Governance and Nominating Committee RPP: Regulatory and Public Policy Committee	Chair	Member	Financial expert

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Executive compensation advisory vote

Our Board of Directors recommends that shareholders vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers (“Named Executives”) as described in this Proxy Statement (the “say-on-pay” vote), for the following reasons.

Pay for performance

We have executed on our pay for

performance philosophy.

•  56% of the target compensation opportunity for our Named Executives was performance-based (on average).

•  50% of the annual cash incentive is determined based on pre-established financial targets, and the other 50% is determined qualitatively based on performance in three weighted performance categories.

•  The metrics for our performance stock awards align with our three reporting segments and customer base and are annually reviewed to ensure they reflect key business developments that drive long-term growth.

•  Our performance stock awards include a relative total shareholder return multiplier to reward significant positive outperformance and align executives’ and shareholders’ long-term interests.

•  At least 70% of target compensation for our Named Executives was equity-based, providing direct alignment with returns to shareholders and incentives to drive long-term business success.

•  For fiscal year 2018, the annual cash incentive awards for our Named Executives ranged from 157.50% to 178.34% of target, consistent with our strong business performance and returns to shareholders, and their effective leadership.

For more detail, see Part 3 – “Named executive officer compensation”

Sound program design

We design our executive officer compensation programs to attract, motivate, and retain the key executives who drive our success and industry leadership while considering individual and Company performance and alignment with the long-term interests of our shareholders. We achieve our objectives through compensation that:

  Provides a competitive total pay opportunity,

  Consists primarily of stock-based compensation,

  Delivers a majority of pay based on performance,

  Enhances retention through multi-year vesting of stock awards, and

  Does not encourage unnecessary and excessive risk taking.

Best practices in executive compensation

Our leading practices include:

  A strong clawback policy,

  An executive stock ownership policy,

  A policy prohibiting pledging and hedging ownership of Microsoft stock,

  No excessive perquisites (no executive-only club memberships, medical benefits, or tax gross-ups),

  No employment contracts or change in control benefits, and

  No executive-only retirement programs.

2018 PROXY STATEMENT  3

Business overview

Our business performance

Executing on our three ambitions

In fiscal year 2018, we achieved strong business results, focusing on enabling the success and earning the trust of our customers. We continued to invest in areas we expect to yield the highest long-term growth, consistent with our world view of an intelligent cloud and an intelligent edge. We reorganized our engineering teams to better align to evolving technologies and enhanced the industry and technical expertise of our sales and marketing organization. These investments continue to improve our position as a trusted partner to our customers, accelerating their digital transformations through our key assets such as the cloud, productivity tools, and artificial intelligence.

Fiscal year 2018 achievements

Reinvent Productivity & Business Processes Build the Intelligent Cloud Platform Create More Personal Computing

Total revenue exceeded $110B

Commercial cloud revenue* grew 56% to $23.2B

Office 365 commercial seats grew 29%

Server products and cloud services revenue grew 21%

Dynamics products and cloud services revenue grew 13%

Windows commercial products and cloud services revenue grew 12%

Gaming revenue exceeded $10B

Surface revenue grew 16% to $4.7B

LinkedIn revenue exceeded $5B

*

Commercial cloud revenue primarily comprises Microsoft Office 365 commercial, Microsoft Azure, Microsoft Dynamics 365, and other cloud properties. Beginning in fiscal year 2019, commercial metrics will include the commercial portion of LinkedIn. Percentages are year-over-year.

Financial results for fiscal year 2018

We exhibited financial discipline while investing in growth opportunities and innovation, with the following financial results.

	GAAP	non-GAAP*
Revenue	$110.4 billion (up 14%)	$110.4 billion (up 14%)
Operating income	$35.1 billion (up 21%)	$35.1 billion (up 20%)
Net income	$16.6 billion (down 35%)	$30.3 billion (up 18%)
Diluted earnings per share	$2.13 (down 34%)	$3.88 (up 18%)
One-year total shareholder return	46.0%
*	See Annex A for a reconciliation of GAAP to non-GAAP financial measures. Percentages are year-over-year.

4

Strong long-term performance

Our total shareholder return and total cash returned to shareholders for the past three years have continued to be strong.

Total shareholder return* through June 30, 2018 Total cash returned to shareholders

*	Total shareholder return includes reinvestment of dividends.

Governance and corporate responsibility

Governance

Microsoft’s mission to empower every person and every organization on the planet to achieve more is ambitious, and we cannot fulfill it with a narrow, short-term focus. We strongly believe our adoption of leading governance practices fosters our sustained business success over the long term. Strong corporate governance, informed by participation from our shareholders, is essential to achieving our mission.

Financial 9 Gender, ethnic, or national 7 diversity Global business 13 Leadership 14 Mergers and 11 acquisitions Sales and 5 marketing Technology 9	Independent Independent Other	Diverse Diverse Other

2018 PROXY STATEMENT  5

Independent Board and Board committees

•  Independent Chairman of the Board; Chairman and CEO positions have been separate since 2000.

•  12 of 14 director nominees are independent.

•  The Board seeks to maintain an average tenure of 10 years or less for its independent directors as a group.

•  All committee members are independent.

•  Independent directors meet in executive session at least quarterly.

•  Regular committee executive sessions of independent directors.

•  We conduct annual board and committee evaluations.

•  We have robust director orientation and continuing education programs for directors.

•  All Audit Committee members are financially literate, and all are audit committee financial experts.

•  Our Compensation Committee uses an independent compensation consultant.

Advanced shareholder rights

•  Directors are elected by majority vote in uncontested elections.

•  All directors are elected annually.

•  Our bylaws provide for proxy access by shareholders.

•  15% of outstanding shares can call a special meeting.

•  We have a confidential voting policy.

Strong shareholder support on say-on-pay

96% say-on-pay support at our 2017 Annual Meeting. Our Compensation Committee believes the vote indicates support for our program, including enhancements made over the past four years.

Active shareholder engagement

During fiscal year 2018, independent members of our Board and members of senior management conducted outreach to a cross-section of shareholders owning over 46% of our shares.

See Part 1 – “Corporate governance at Microsoft” for more information.

Corporate social responsibility

Our approach to corporate social responsibility

At Microsoft, we work to conduct our business in ways that are principled, transparent, and accountable to key stakeholders. We believe doing so generates long-term value. We focus our efforts where we can have the most positive impact on our business and society, including issues related to environmental sustainability, trust, and culture and human capital. As a reflection of the importance of these matters, we assign oversight responsibility for corporate social responsibility to the Regulatory and Public Policy Committee of the Board, who works with management to review our policies, programs, and performance.

Beyond the corporate social responsibility highlights below, we invite you to explore the wide range of Microsoft Environmental, Social, and Governance (“ESG”) reporting and data available at www.microsoft.com/transparency.

Environmental sustainability

Energy use and its relationship to climate change are important areas of focus for us. We strive to improve our own carbon footprint while also providing solutions that enable our customers to reduce their energy use and enhance organizational resiliency in the face of climate change.

75% — Microsoft pledged to reduce carbon emissions from our operations 75% by 2030

93% — Microsoft cloud services can cut energy use up to 93% compared to traditional enterprise datacenters

1.4 gigawatts of green power — Since 2015, Microsoft has directly purchased a total of nearly 1.4 gigawatts of electricity from new wind and solar projects

6

Trust

Earning the trust of our customers and other stakeholders is fundamental to our business success. We know that people won’t use technology they don’t trust.

•

To ensure our customers can trust the Microsoft products and services they use, we’ve published clear privacy principles and are committed to implementing a strong privacy, security, compliance, and transparency framework across all of our services.

•

Microsoft was the first global cloud services provider to publicly offer contractual commitments that allow our customers to meet the privacy protections in the European Union’s General Data Protection Regulation (“GDPR”). We also extended key GDPR rights to all of our consumer customers worldwide. Known as Data Subject Rights, they include the right to know what data we collect about you, to correct that data, to delete it, and even to take it somewhere else.

•

We’re disrupting cybercrime through the innovative application of technology, forensics, law, and partnerships by Microsoft’s Digital Crimes Unit, an international team of investigators, data scientists, and engineers. In 2018, we also launched Microsoft’s Defending Democracy Program to work globally to protect campaigns and elections from hacking and defend against online disinformation campaigns. We helped drive the Cybersecurity Tech Accord, a commitment by Microsoft and over three dozen tech companies to not help any government mount cyberattacks against civilians and enterprises, and we have championed a Digital Geneva Convention prohibiting governments from cyberattacks on the private sector and civilian infrastructure.

Culture and human capital

At Microsoft, we strive to create a respectful, rewarding, diverse, and inclusive work environment that enables our employees to create products and services that help others to achieve more. Our leadership is focused on bringing out the best in people, supporting their goals, and allowing them to find deep meaning in their work. This includes building a culture where integrity, honesty, and compliance guide our decision making and employees feel free to ask questions and raise concerns when something doesn’t seem right. Our commitment to diversity and inclusion is also a core aspect of our evolving culture that helps us fulfill our mission. Thompson Reuters included Microsoft in its 2018 Diversity & Inclusion Index of the 100 most diverse and inclusive organizations from among 7,000 publicly traded companies around the world. The Board, the Compensation Committee, and the Regulatory and Public Policy Committee engage with the Senior Leadership Team and human resource executives on a regular basis across a broad range of human capital management issues.

The vast majority of our global employees participate in an annual anonymous poll. Here is a selection of results:

Participation rate FY16 - 85% FY17 - 86% FY18 - 86% I feel proud to work for Microsoft FY16 - 92% FY17 - 92% FY18 - 93% I would recommend Microsoft as a great place to work FY16 - 87% FY17 - 88% FY18 - 89% I have a positive working relationship with my manager FY16 - 93% FY17 - 93% FY18 - 93%

Political contributions transparency

Recognizing the interest of shareholders in establishing greater transparency about corporate political contributions, we disclose our political contributions to support candidates and ballot measures and how certain of our trade association membership dues are used for political activities. As part of our commitment to transparency, we developed the Principles and Policies Guiding Microsoft Participation in Public Policy Process in the United States, which focuses on ensuring compliance with applicable federal and state laws and go beyond compliance to implement what we consider leading practices in corporate accountability, transparency, integrity, and responsibility. The policy is available at www.microsoft.com/en-us/public-policy-engagement.

2018 PROXY STATEMENT  7

1. Corporate governance at Microsoft

Our Board of Directors believes that effective corporate governance creates the foundation that allows Microsoft to pursue its mission. Corporate governance at Microsoft is designed to promote the long-term interests of our shareholders, maintain internal checks and balances, strengthen management accountability, inspire public trust, and foster responsible decision making and accountability.

Corporate governance

The Board of Directors provides operational and strategic oversight

The Board oversees business affairs and integrity, works with management to determine the Company’s mission and long-term strategy, oversees risk management, performs the annual Chief Executive Officer (“CEO”) evaluation, oversees CEO succession planning, and oversees internal control over financial reporting and external audit. In addition, Board committees focus on the following:

Audit	Financial reporting; internal and external audit; cybersecurity, including with the Regulatory and Public Policy Committee; certain other risks not otherwise assigned

Compensation	Compensation and benefits; success and development plans; human capital management, including with the Regulatory and Public Policy Committee

Governance and Nominating	Board effectiveness, director qualifications and continuing education, shareholder engagement, governance framework

Regulatory and Public Policy	Corporate social responsibility; government relations activity and political activities and expenditures; certain legal, regulatory, and compliance matters

Management drives our strategy and operations

Led by the CEO, the Senior Leadership Team is responsible for achieving our mission, establishing and delivering on our strategy, creating our culture, inspiring and creating innovative products, establishing accountability, and controlling risk. The Senior Leadership Team also aligns our structure, operations, people, policies, and compliance efforts to our mission and strategy. The Senior Leadership Team consists of those leading particular engineering, business, and sales and marketing groups, as well as those leading central functions like finance and legal and compliance. Members of the Senior Leadership Team appear before the Board regularly, with most attending a Board or committee session each quarter, and also interact with the directors outside the boardroom.

In addition, those representing certain core functions also regularly appear before the Board and its committees. Representatives from the Company’s Corporate, External, and Legal Affairs group address public policy, regulatory, government affairs, compliance, legal risk, and other issues. The Company’s Enterprise Risk Management group anticipates, identifies, assesses, and prioritizes risks, and, through regular reporting and discussion, assists our directors with governance of risk. Microsoft’s internal audit function provides objective audit, investigative, and advisory services aimed at providing assurance to senior leadership and the Board that the Company is anticipating, identifying, assessing, and prioritizing risks. Our Tax and Treasury departments report regularly to the Board. Our Corporate Development team, along with others, assists the Board in its governance of strategic acquisitions. Our Board and its committees also work closely with representatives from the Company’s human resources function.

The Company engages with shareholders

The Company maintains an active dialogue with shareholders to ensure that a diversity of perspectives is thoughtfully considered on issues including strategy, business performance, risk, culture and human capital, compensation practices, and corporate social responsibility. Our Offices of Investor Relations and the Corporate Secretary coordinate this engagement, often including a director, and report relevant results to the Board and its committees. Last year, the Office of the Corporate Secretary engaged shareholders representing over 46% of our shares, and our Investor Relations group engaged shareholders representing over 50% of our shares.

8

The Board of Directors

Board structure

We have an independent Chairman of the Board who is appointed annually by the independent members of the Board. The roles of Chairman and CEO have been separate since 2000. Our CEO has primary responsibility for the operational leadership and strategic direction of the Company, while our Independent Chairman facilitates our Board’s independent oversight of management, promotes communication between management and our Board, engages with shareholders, and leads our Board’s consideration of key governance matters. Our Board believes its leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management and the independent members of our Board.

Independent Chairman of the Board	Independent Board

John Thompson currently serves as independent Chairman of the Board. Key responsibilities of the Chairman include:

• Calling meetings of the Board and independent directors

• Setting the agenda for Board meetings in consultation with other directors, the CEO, and the corporate secretary

• Chairing executive sessions of the independent directors

• Leading the full Board in the annual CEO performance evaluation

• Engaging with shareholders

• Acting as an advisor to Mr. Nadella on strategic aspects of the CEO role with regular consultations on major developments and decisions likely to interest the Board

• Performing the other duties specified in the Corporate Governance Guidelines or assigned by the Board

• Setting and maintaining Board culture

• 12 of 14 director nominees are independent – We are committed to maintaining a substantial majority of directors who are independent of the Company and management. Except for our CEO Satya Nadella and our co-founder Bill Gates, all directors are independent.

• Board tenure limits – We are committed to Board refreshment. To strike a balance between retaining directors with deep knowledge of the Company and adding directors with a fresh perspective, the Board will seek to maintain an average tenure of 10 years or less for its independent directors as a group.

• Quarterly executive sessions of independent directors – At each quarterly Board meeting, the independent directors meet in executive session without Company management present. Additional executive sessions are held as needed.

• Independent compensation consultant – The compensation consultant retained by the Compensation Committee is independent of the Company and management as required by our Compensation Consultant Independence Standards.

2018 PROXY STATEMENT  9

Board composition

Our Board believes that having a diverse mix of directors with complementary qualifications, expertise, and attributes is essential to meeting its oversight responsibility.

Key director qualifications, expertise, and attributes
Financial	Leadership of a financial firm or management of the finance function of an enterprise, resulting in proficiency in complex financial management, capital allocation, and financial reporting processes.
Gender, ethnic, or national diversity

Representation of gender, ethnic, geographic, cultural, or other perspectives that expand the Board’s understanding of the needs and viewpoints of our customers, partners, employees, governments, and other stakeholders worldwide.

Global business

Experience driving business success in markets around the world, with an understanding of diverse business environments, economic conditions, cultures, and regulatory frameworks, and a broad perspective on global market opportunities.

Leadership

Extended leadership experience for a significant enterprise, resulting in a practical understanding of organizations, processes, strategic planning, and risk management. Demonstrated strengths in developing talent, planning succession, and driving change and long-term growth.

Mergers and acquisitions

A history of leading growth through acquisitions and other business combinations, with the ability to assess “build or buy” decisions, analyze the fit of a target with a company’s strategy and culture, accurately value transactions, and evaluate operational integration plans.

Sales and marketing	Experience developing strategies to grow sales and market share, build brand awareness and equity, and enhance enterprise reputation.
Technology	A significant background working in technology, resulting in knowledge of how to anticipate technological trends, generate disruptive innovation, and extend or create new business models.

10

Board committees

Structure

To support effective corporate governance, the Board delegates certain responsibilities to its committees, who report on their activities to the Board.

•

Four standing committees – Our Board has an Audit Committee, a Compensation Committee, a Governance and Nominating Committee, and a Regulatory and Public Policy Committee. Each committee has a charter describing its specific responsibilities which can be found on our website at https://aka.ms/boardcommittees. The table below provides current membership for each Board committee.

•

Joint committee meetings – Our Regulatory and Public Policy Committee holds regular joint meetings with both the Audit Committee and the Compensation Committee on areas of complementary responsibility.

•	Committees are independent – Only independent directors are members of the Board’s committees.

•	Regular committee executive sessions of independent directors – Members of the Audit Committee, Compensation Committee, and Regulatory and Public Policy Committee regularly meet in executive session.

•	Committees have authority to engage legal counsel or other advisors or consultants – Each committee can retain advisors or consultants as it deems appropriate to carry out its responsibilities.

•

Independent compensation consultant – The Compensation Committee retains Semler Brossy Consulting Group, LLC (“Semler Brossy”) to advise the Committee on marketplace trends in executive compensation, management proposals for compensation programs, and executive officer compensation decisions. Semler Brossy also evaluates compensation for non-employee directors, the next levels of senior management, and equity compensation programs generally. Semler Brossy consults with the Committee about its recommendations to the Board on chief executive officer compensation. Semler Brossy is directly accountable to the Committee. To maintain the independence of the firm’s advice, Semler Brossy does not provide any services for Microsoft other than those described above. The Committee has adopted Compensation Consultant Independence Standards, which can be viewed on our website at https://aka.ms/policiesandguidelines. These standards require that the Committee annually assess the independence of its compensation consultant. A consultant satisfying the following requirements will be considered independent. The consultant (including each individual employee of the consultant providing services):

•	Is retained and terminated by, has its compensation fixed by, and reports solely to, the Compensation Committee

•	Is independent of the Company

•	Will not perform any work for Company management except at the request of the Compensation Committee chair and in the capacity of the Committee’s agent

•	Does not provide any unrelated services or products to the Company, its affiliates, or management, except for surveys purchased from the consultant firm

In assessing the consultant’s independence, the Compensation Committee considers the nature and amount of work performed for the Committee during the year, the nature of any unrelated services performed for the Company, and the fees paid for those services in relation to the firm’s total revenues. The consultant annually prepares for the Committee an independence letter providing assurances and confirmation of the consultant’s independent status under the standards. The Committee believes that Semler Brossy has been independent during its service for the Committee.

•

Audit Committee members have financial sophistication and expertise – The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. All members of the Audit Committee meet the NASDAQ Stock Market (“NASDAQ”) listing standard of financial sophistication and are “audit committee financial experts” under Securities and Exchange Commission (“SEC”) rules.

2018 PROXY STATEMENT  11

Responsibilities

Audit

•  Oversee the work of our accounting function and internal control over financial reporting

•  Oversee internal auditing processes

•  Inquire about significant risks, review our policies for enterprise risk assessment and risk management, and assess the steps management has taken to control these risks

•  Review with management policies, practices, compliance, and risks relating to our investment portfolio

•  Oversee, with the Regulatory and Public Policy Committee, cybersecurity and other risks relevant to our information technology environment

•  Review compliance with significant applicable legal, ethical, and regulatory requirements, including those relating to regulatory matters that may have a material impact on our financial statements or internal control over financial reporting

The Audit Committee is responsible for the compensation, retention, and oversight of the independent auditor engaged to issue audit reports on our financial statements and internal control over financial reporting. The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditor in carrying out its oversight responsibilities.

Compensation

•  Assist our Board of Directors in establishing the annual goals and objectives of the CEO

•  Establish the process for annually reviewing the CEO’s performance

•  Make a recommendation for our CEO’s compensation to the independent members of our Board

•  Oversee the performance evaluation of the members of the corporate Senior Leadership Team other than the CEO and approve their annual compensation, including salary and incentive compensation targets and awards

•  Oversee and advise our Board on the adoption of policies that govern the compensation programs for the Senior Leadership Team, including stock ownership and executive compensation recovery policies, and other compensation-related polices for the executive officers

•  Assist our Board in overseeing development and corporate succession plans for the Senior Leadership Team

•  Oversee administration of the Company’s equity-based compensation and retirement plans

•  Oversee and advise the Board about Company policies, programs, and initiatives for diversity and inclusion, and annually meet with the Regulatory and Public Policy Committee on these matters and human capital management

•  Periodically review the compensation paid to non-employee directors and make recommendations to our Board for any adjustments

Our senior executives for human resources support the Compensation Committee in its work. The Committee delegates to senior management the authority to make equity compensation grants to employees who are not members of the Senior Leadership Team and to administer the Company’s equity-based compensation plans.

Governance and Nominating

•  Determine and recommend the slate of director nominees for election to our Board of Directors at the annual meeting

•  Identify, recruit, and recommend candidates for the Board

•  Review and make recommendations to the Board about the composition of Board committees

•  Annually evaluate the performance and effectiveness of the Board

•  Annually assess the independence of each director

•  Monitor adherence to, review, develop, and recommend changes to our corporate governance framework

•  Review and provide guidance to the Board and management about the framework for the Board’s oversight of, and involvement in, shareholder engagement

•  Annually review the charters of Board committees and, after consultation with the respective committees, make recommendations, if necessary, about changes to the charters

12

Regulatory and Public Policy

•  Review and advise the Board of Directors and management about legal, regulatory, and compliance matters concerning competition and antitrust, privacy, workforce, and immigration laws and regulations

•  With the Audit Committee, review risks relevant to our information system architecture and controls and cybersecurity

•  With the Compensation Committee, review policies, programs, and initiatives for human capital management and diversity and inclusion

•  Review our policies and programs that relate to matters of corporate social responsibility, including accessibility, environmental sustainability, ethical business practices, human rights, philanthropy, privacy and cybersecurity, and responsible sourcing

•  Review our government relations activity and political activities and expenditures

•  Review our public policy agenda and position on significant public policy matters

Membership

Director	Audit	Compensation	Governance and Nominating	Regulatory and Public Policy
William H. Gates III
Reid G. Hoffman
Hugh F. Johnston	Member
Teri L. List-Stoll	Member		Member
Satya Nadella
Charles H. Noski	Chair		Member
Helmut Panke	Member			Chair
Sandra E. Peterson		Member		Member
Penny S. Pritzker				Member
Charles W. Scharf		Member	Member
Arne M. Sorenson	Member
John W. Stanton		Chair		Member
John W. Thompson			Chair	Member
Padmasree Warrior		Member
Number of meetings in fiscal year 2018	9	5	5	4

2018 PROXY STATEMENT  13

Board oversight

Shareholders elect the Board to oversee management and to serve shareholders’ long-term interests. Management is responsible for achieving our mission, delivering on our strategy, creating our culture, inspiring and creating innovative products, establishing accountability, and controlling risk. The Board and its committees work closely with management to balance and align strategy, risk, corporate social responsibility, and other areas while considering feedback from shareholders. Essential to the Board’s oversight role is a transparent and active dialogue between the Board and its committees, and management. To support that dialogue, the Board and its committees have access to, receive presentations from, and conduct regular meetings with the Senior Leadership Team, other business and function leaders, subject matter experts, the Company’s enterprise risk management and internal audit functions, and external experts and advisors.

The Company’s mission to empower every person and every organization on the planet to achieve more is inherently expansive and long term. It requires Microsoft to offer innovative and transformative technology and to anticipate where technology is heading. It requires Microsoft to invest capital to pursue market opportunities. It requires Microsoft to focus not just on our existing customers, but to extend opportunity more broadly. Through oversight, review, and counsel, our Board works with management to establish and promote business goals, organizational objectives, and a strategy that is mindful of how our business affects and is affected by the broader environment.

Board oversight of strategy

One of the Board’s primary responsibilities is overseeing management’s establishment and execution of the Company’s strategy. As Microsoft continues to transform its business, the Board works with management to respond to a dynamically changing environment. At least quarterly, the CEO, the Senior Leadership Team, and leaders from across Microsoft provide detailed business and strategy updates to the Board. At least annually, the Board conducts an even more in-depth review of the Company’s overall strategy. At all of these reviews, the Board engages with the Senior Leadership Team and other business leaders regarding business objectives, technology updates, the competitive landscape, economic trends, and public policy and regulatory developments. At meetings occurring throughout the year, the Board also assesses mergers and acquisitions, the Company’s budget and capital plan, and performance for alignment to our strategy. The Board looks to the focused expertise of its committees to inform strategic oversight in their areas of focus.

Board oversight of risk

Effective risk management is critical to Microsoft’s ability to achieve its mission. The Board oversees management in exercising its responsibility managing risk, considering our robust framework of policies, procedures, and processes to anticipate, identify, assess, prioritize, and mitigate risks across the Company. On a regular basis, the Board and its committees engage with management on risk as part of broad strategic and operational discussions which encompass interrelated risks, as well as on a risk-by-risk basis. The Board and the Audit Committee also assess whether management has put in place an appropriate framework to manage risks and whether that framework is operating effectively. The Board executes its oversight responsibility directly and through its committees, who regularly report back to the Board. Some examples of risks overseen by committees are:

•

The Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk and to manage investment, tax, and other financial risks. It also reviews the Company’s policies for risk assessment and steps management has taken to control certain risks not otherwise delegated by the Board to other committees.

•	The Compensation Committee oversees compensation programs and policies and their effect on risk-taking by management.

•	The Governance and Nominating Committee manages risk by overseeing the governance framework and structure as well as other corporate governance matters.

•	The Regulatory and Public Policy Committee oversees legal, regulatory, and compliance risks concerning competition and antitrust, privacy, workforce, and immigration laws and regulations.

•

In joint session, the Audit Committee and the Regulatory and Public Policy Committee address issues of complementary risk responsibility, including risks associated with cybersecurity and management of the supply chain.

•

In joint session, the Compensation Committee and the Regulatory and Public Committee address issues of complementary risk responsibility, including risks associated with diversity and inclusion and human capital management.

This approach to risk oversight does not affect the Board’s leadership structure.

14

Spotlight: oversight of human capital management

The Board, the Compensation Committee, and the Regulatory and Public Policy Committee engage with the Senior Leadership Team and human resources executives on a regular basis across a broad range of human capital management issues. Microsoft is focused on creating a respectful, rewarding, diverse, and inclusive work environment that allows our people to build meaningful careers. Key to this environment is cultivating a growth mindset, where our workforce is focused on learning, listening, and growing. The success of these human capital management objectives is essential to the fulfillment of Microsoft’s mission, and the Board works with management to provide oversight on matters including culture, succession planning and development, compensation, benefits, employee recruiting and retention, and diversity and inclusion. Employee feedback is considered in designing talent programs, rewards, benefits, and building the overall employee experience. Additionally, each year, the Compensation and Audit Committees evaluate management’s annual assessment of risk related to our compensation policies and practices. The Compensation Committee also oversees our sales incentive programs through engagement with management’s Sales Incentive Compensation Governance Committee. The Board and the Compensation Committee work with the CEO and our head of Human Resources to review CEO and senior executive succession plans, considering the qualifications and experience of potential leadership candidates.

Spotlight: oversight of cybersecurity risk

The Board, the Audit Committee, and the Regulatory and Public Policy Committee are each involved in oversight of the Company’s management of cybersecurity risk. Cybersecurity protection is vital to maintaining the trust of our customers. Microsoft is committed to building security into its products and cloud services from the ground up. We must also secure our own data and systems from potential breach. Management provides regular updates, including information about cybersecurity governance processes, the status of projects to strengthen internal cybersecurity, security features of the products and services we provide our customers, and the results of security breach simulations. The Board and its committees also discuss recent incidents throughout the industry and the emerging threat landscape, in part identified through Microsoft’s own intelligent security graph. (For more information, see www.microsoft.com/en-us/security/intelligence-security-api). Microsoft’s commitment to mitigating cybersecurity risk also extends to our global effort to foster the development of laws, international norms, and public/private partnerships addressing cybersecurity risk. The Board and the Regulatory and Public Policy Committee work closely with management to provide oversight for these public policy initiatives and activities.

Spotlight: oversight of strategic acquisitions

The Board provides oversight of Microsoft’s strategic acquisition and integration process, which supports alignment with our strategic objectives, provides accountability across acquisitions, and enables insight for future acquisitions. Our Board includes 11 members with extensive negotiation, acquisition, integration, and other business combination experience. That depth of experience allows the Board to constructively engage with management and effectively evaluate acquisitions for alignment with our strategy, culture, and mission. Microsoft views strategic acquisitions as an important element in delivering long-term shareholder value. While management is charged with identifying potential acquisition targets, executing transactions, and managing integration, our Board’s oversight extends to each phase. Management and the Board regularly discuss potential acquisitions and their role in the Company’s overall business strategy. These discussions include acquisitions in process and potential future acquisitions, focusing on valuation, strategic risk, and potential synergies with Microsoft’s businesses and strategy. When management considers potentially significant acquisitions, the Board receives updates and discusses with management a broad range of matters, including negotiations, due diligence findings, valuation, tax impacts, integration planning, talent retention, communications plans, risk, and regulatory impacts. Throughout the acquisition process, the Board has access to the Senior Leadership Team, appropriate business leaders, subject matter experts, and external advisors. As part of the entire strategic acquisition lifecycle, the Board also receives regular updates and provides feedback on ongoing integration, operational success, and financial performance of our acquisitions, which allows the Board to provide oversight across transactions and over time.

2018 PROXY STATEMENT  15

Shareholder engagement and rights

We actively engage our shareholders. Microsoft believes effective corporate governance includes regular, constructive conversations with our shareholders on topics including operating performance, corporate governance, and environmental and social issues. Shareholders provide valuable insights into emerging issues and feedback on our efforts.

In fiscal year 2018, the Office of the Corporate Secretary engaged shareholders representing over 46% of our shares. Our Independent Chairman of the Board frequently participates in shareholder meetings, and shareholder feedback is provided to relevant committees and the full Board.

In addition to this governance-related outreach, throughout the year, our Investor Relations group extensively engages with our shareholders, frequently along with Mr. Nadella, our CEO, or Ms. Hood, our CFO. In fiscal year 2018, Investor Relations engaged shareholders representing over 50% of our shares.

Spring Microsoft and the Board of Directors update our governance framework, policies, and practices based on shareholder feedback, the Boards self-assessment, governance trends and best practices, and regulatory developments. Summer We speak with our largest shareholders about significant governance changes, environmental and social updates, and other developments at Microsoft. We also solicit input on topics that are important to them. We communicate to the Board feedback received and incorporate those perspectives in what we address in our annual communications to shareholders. Winter We review the results of the annual shareholder meeting. The Board and its committees conduct their annual self-assessment. We continue to communicate with shareholders and follow-up on their input. Fall We publish our annual report, proxy statement, and corporate social responsibility report to shareholders and other stakeholders. We speak again with our largest investors about important topics to be addressed at our annual meeting.

Our director video series provides all stakeholders insight about our Board. We recently released a new installment of our director video series featuring an interview with Teri List-Stoll. The videos provide an informal opportunity for our directors to discuss their own approaches to their roles. The series can be viewed on our website at https://aka.ms/DirectorVideoSeries.

We regularly communicate publicly about governance and corporate social responsibility topics. We regularly post policy blogs on Microsoft on the Issues, covering topics ranging from the latest in corporate governance and corporate social responsibility to privacy, cybersecurity, online safety, jobs, and education. We broadcast information posted on the Microsoft on the Issues blog via social media handles, including @MSFTIssues and @MSFTNews. Our Investor Relations website provides in-depth information about our corporate governance and corporate social responsibility initiatives.

16

Key policies ensure Company alignment with shareholder interests

•  Stock ownership requirements – We have stock ownership policies for directors, executive officers, and other senior executives to promote a long-term perspective in managing the enterprise and to help align the interests of our shareholders, executives, and directors.

•  Compensation clawback – We have a strong ‘no-fault’ executive compensation recovery policy that applies to executive officers, other senior leaders, and our chief accounting officer.

•  Hedging and pledging prohibited – We prohibit our directors and executive officers from hedging their ownership of Microsoft stock, including by trading in options, puts, calls, or other derivative instruments related to Company stock or debt. Directors and executive officers are prohibited from purchasing Microsoft stock on margin, borrowing against Microsoft stock held in a margin account, or pledging Microsoft stock as collateral for a loan.

Proxy access Holders of at least 3% held by up to 20 shareholders Holding the shares continuously for at least 3 years Can nominate two candidates or 20% of the Board, whichever is greater, for election at an annual shareholders meeting

We have advanced shareholder rights

•	Majority voting – In an uncontested election, directors are elected by the majority of votes cast.

•	Annual elections – All directors are elected annually. Microsoft does not have a classified board.

•

Proxy access – We have a “Proxy Access for Director Nominations” bylaw that permits eligible shareholders to nominate candidates for election to the Microsoft Board. Proxy access candidates will be included in the Company’s proxy statement and ballot.

•	Confidential voting – We have a confidential voting policy to protect the voting privacy of our individual shareholders.

•	Special meetings – Holders of 15% of outstanding shares can call a special meeting.

Continuing excellence

Directors receive orientation and continuing education

•

Director orientation – Our robust orientation program familiarizes new directors with Microsoft’s businesses, strategies, and policies, and assists new directors in developing company and industry knowledge to optimize their service on the Board.

•

Continuing education – Regular continuing education programs enhance the skills and knowledge directors use to perform their responsibilities. These programs may include internally developed materials and presentations, programs presented by third parties, and financial and administrative support to attend qualifying academic or other independent programs.

Board and committees annually evaluate their effectiveness

•

Board evaluation – The Governance and Nominating Committee annually evaluates the performance of the Board and its members. The results are reported to and discussed with the Board. The report includes an assessment of the Board’s compliance with the principles in the Corporate Governance Guidelines and identifies areas in which the Board could enhance its performance.

•

Committee evaluations – Each committee annually evaluates its performance and reports the results to the Board. Each committee’s report includes an assessment of the committee’s compliance with the principles in the Corporate Governance Guidelines and its charter and identifies areas in which the committee could enhance its performance.

Our corporate governance framework

Our governance framework is designed to ensure our Board has the necessary authority and practices in place to review and evaluate our business operations and to make decisions independent of management. Our goal is to align the interests of directors, management, and shareholders, and comply with or exceed the requirements of NASDAQ and applicable law. This framework establishes the practices our Board follows with respect to, among other things, Board composition and member selection, Board meetings and involvement of senior management, director compensation, CEO performance evaluation, management succession planning, and Board committees.

2018 PROXY STATEMENT  17

Our corporate governance documents

         Amended and Restated Articles of Incorporation

         Bylaws

         Corporate Governance Guidelines

         Director Independence Guidelines

         Microsoft Finance Code of Professional Conduct

         Microsoft Standards of Business Conduct

         Audit Committee Charter and Responsibilities Calendar

      Compensation Committee Charter

      Governance and Nominating Committee Charter

      Regulatory and Public Policy Committee Charter

      Executive Stock Ownership Policy

      Executive Compensation Recovery Policy

      Compensation Consultant Independence Standards

These documents are available on our website at https://aka.ms/policiesandguidelines.

How to communicate with our Board

Shareholders may contact the Board about corporate governance or matters related to the Board. Communications about these topics will be received and processed by management before being forwarded to the Board, a committee of the Board, or a director as designated in your message. Communications relating to other topics, including those that are primarily commercial in nature, will not be forwarded.

@	AskBoard@microsoft.com	MSC 123/9999 Office of the Corporate Secretary Microsoft Corporation One Microsoft Way Redmond, WA 98052-6399

Concerns about accounting or auditing matters or possible violations of our Standards of Business Conduct should be reported under the procedures outlined in the Microsoft Standards of Business Conduct, which is available on our Microsoft integrity website at www.microsoft.com/en-us/legal/compliance/integrity.

18

2. Board of Directors

Director selection and qualifications

Shareholders elect all Board members annually

The Governance and Nominating Committee recommends to the Board director candidates for nomination and election at the annual shareholders meeting or for appointment to fill vacancies. The Committee annually reviews with the Board the skills and characteristics required of Board nominees, considering current Board composition and Company circumstances. In making its recommendations to our Board, the Committee considers the qualifications of individual director candidates applying the Board membership criteria described below. The Committee retains any search firm involved in identifying potential candidates and approves their fees.

We consider director candidates’ characteristics, skills, and experience

The Governance and Nominating Committee works with our Board to determine the characteristics, skills, and experience for the Board as a whole and its individual members with the objective of having a board with diverse backgrounds, skills, and experience.

Board membership criteria Independence Integrity Personal & professional ethics Business judgment Ability & willingness to commit sufficient time to the Board

For all directors, we require independence, integrity, personal and professional ethics, business judgment, and ability and willingness to commit sufficient time to the Board. In evaluating the suitability of individual director candidates, our Board considers many factors, including general understanding of global business, sales and marketing, finance, and other disciplines relevant to the success of a large, publicly traded company; understanding of our business and technology; educational and professional background; personal accomplishment; and national, gender, age, and ethnic diversity.

The Board is committed to actively seeking highly qualified women and individuals from minority groups to include in the pool from which new candidates are selected. The Board’s objective is to recommend a group that can best ensure the continuing success of our business and represent shareholder interests through the exercise of sound judgment using its diversity of experience and perspectives.

The Board does not believe that directors should expect to be re-nominated annually. In determining whether to recommend a director for re-election, the Governance and Nominating Committee considers the director’s participation in and contributions to the activities of the Board, the results of the most recent Board evaluation, and past attendance at meetings.

The Governance and Nominating Committee assesses its efforts to maintain an effective and diverse board as part of its regular responsibilities, which include annually:

•	Reporting to our Board on the performance and effectiveness of the Board,

•	Presenting to our Board individuals recommended for election to the Board at the annual meeting, and

•	Assessing the Committee’s own performance.

The Governance and Nominating Committee works with the full Board to regularly evaluate board composition to assess the skills and capabilities that are relevant to the Board’s work and the Company’s strategy, whether directors should be added in view of director departures, and the number of directors needed to fulfill the Board’s responsibilities under the Corporate Governance Guidelines and committee charters.

Shareholders previously elected all current Board members. When we recruit new director candidates, that process typically involves either a search firm or a member of the Committee contacting a prospect to assess interest and availability. A candidate will then meet with members of the Board and Mr. Nadella, and then meet with members of management as appropriate. At the same time, the Committee and the search firm will contact references for the prospect. A background check is completed before a final recommendation is made to the Board to appoint a candidate to the Board.

2018 PROXY STATEMENT  19

Shareholder recommendations and nominations of director candidates

Recommendations

The Governance and Nominating Committee considers shareholder recommendations for candidates for the Board of Directors using the same criteria described above. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating shareholder’s ownership of Company stock must be sent to the attention of MSC 123/9999, Office of the Corporate Secretary, Microsoft Corporation, One Microsoft Way, Redmond, WA, 98052-6399.

Nominations

Our Bylaws provide for proxy access shareholder nominations of director candidates by eligible shareholders. A shareholder who wishes to formally nominate a candidate must follow the procedures described in Article 1 of our Bylaws. Proxy access candidates will be included in the Company’s proxy statement and ballot.

Director skill matrix

The table below summarizes the key qualifications, skills, and attributes most relevant to the decision to nominate candidates to serve on the Board. A mark indicates a specific area of focus or expertise on which the Board particularly relies. Not having a mark does not mean the director does not possess that qualification or skill. Our director nominees’ biographies describe each director’s background and relevant experience in more detail.

Experience, expertise, or attributes Gates Hoffman Johnston List-Stoll Nadella Noski Panke Peterson Pritzker Scharf Sorenson Stanton Thompson Warrior Financial Gender, ethnic, or national diversity Global business Leadership Mergers and acquisitions Sales and marketing Technology

20

Our director nominees

Age: 62 Director since: 1981 Birthplace: United States

Experience:

Microsoft Corporation (1981-present)

•   Technical Advisor to Satya Nadella (CEO) (2014-present)

•   Co-founder and Chairman (1981-2014)

•   Chief Software Architect (2000-2006)

•   Chief Executive Officer (1981-2000)

Microsoft committees:

•   None

Other public company directorships:

•   Berkshire Hathaway Inc.

Former public company directorships
held in the past five years:

•   None

Other positions:

•   Co-Chair and Trustee, Bill & Melinda Gates Foundation

Age: 51 Director since: 2017 Birthplace: United States INDEPENDENT

Experience:

Greylock Partners (2009-present) (venture capital firm)

•   Partner (2009-present)

LinkedIn Corporation (2003-2016)

•   Co-founder and Chairman (2003-2016)

•   Executive Chairman (2009)

•   Chief Executive Officer (2003-2007 and 2008-2009)

•   President, Products (2007-2008)

PayPal Inc. (2000-2002)

•   Executive Vice President (2000-2002)

Microsoft committees:

•   None

Other public company directorships:

•   None

Former public company directorships
held in the past five years:

•   LinkedIn Corporation

•   Zynga Inc.

2018 PROXY STATEMENT  21

Age: 57 Director since: 2017 Birthplace: United States INDEPENDENT

Experience:

PepsiCo, Inc. (1987-1999 and 2002-present)

(food and beverage company)

•   Vice Chairman (2015-present)

•   Executive Vice President, and Chief Financial Officer (2010-present)

•   Executive Vice President, Global Operations (2009-2010)

•   President, Pepsi-Cola North America (2007-2009)

•   Various positions of increasing authority
(1987-1999 and 2002-2007)

Merck & Company, Inc. (1999-2002)

•   Vice President, Retail Marketing, Merck-Medco Managed Care LLC (1999-2002)

Microsoft committees:

•   Audit

Other public company directorships:

•   None

Former public company directorships
held in the past five years:

•   AOL, Inc.

•   Twitter Inc.

Age: 55 Director since: 2014 Birthplace: United States INDEPENDENT

Experience:

Gap, Inc. (2016-present)

(clothing and accessories retailer)

•   Executive Vice President and Chief Financial Officer (2016-present)

DICK’S Sporting Goods, Inc. (2015-2016)

•   Executive Vice President and Chief Financial Officer (2015-2016)

Kraft Foods Group, Inc. (2013-2015)

•   Senior Advisor (2015)

•   Executive Vice President and Chief Financial Officer (2013-2015)

•   Senior Vice President (2013)

Procter & Gamble Co. (1994-2013)

•   Senior Vice President and Treasurer (2009-2013)

•   Various positions of increasing authority (1994-2009)

Microsoft committees:

•   Audit

•   Governance and Nominating

Other public company directorships:

•   Danaher Corporation

Former public company directorships
held in the past five years:

•   None

Other positions:

•   Trustee, Financial Accounting Foundation

•   Practice Fellow, Financial Accounting Standards Board

22

Age: 51 Director since: 2014 Birthplace: India

Experience:

Microsoft Corporation (1992-present)

•   Chief Executive Officer and Director (2014-present)

•   Executive Vice President, Cloud and Enterprise
(2013-2014)

•   President, Server and Tools (2011-2013)

•   Senior Vice President, Online Services Division
(2009-2011)

•   Senior Vice President, Search, Portal, and Advertising (2008-2009)

•   Various positions of increasing authority (1992-2008)

Microsoft committees:

•   None

Other public company directorships:

•   Starbucks Corporation

Former public company directorships
held in the past five years:

•   Riverbed Technology, Inc.

Age: 66 Director since: 2003 Birthplace: United States INDEPENDENT

Experience:

Bank of America Corporation (2010-2012) (banking and financial services company)

•   Vice Chairman (2011-2012)

•   Executive Vice President and Chief Financial Officer (2010-2011)

Northrop Grumman Corporation (2002-2005)

•   Corporate Vice President and Chief Financial Officer (2003-2005)

•   Director (2002-2005)

AT&T (1999-2002)

•   Vice Chairman of the Board (2002)

•   Senior Executive Vice President and Chief Financial Officer (1999-2002)

Hughes Electronics Corporation (1990-1999)

•   President, Chief Operating Officer and Director
(1997-1999)

•   Vice Chairman, Chief Financial Officer and Director (1996-1997)

Microsoft committees:

•   Audit (Chair)

•   Governance and Nominating

Other public company directorships:

•   Booking Holdings Inc.
(formerly The Priceline Group Inc.)

Former public company directorships
held in the past five years:

•   Avery Dennison Corporation

•   Avon Products, Inc.

Other positions:

•   Chairman of the Board of Trustees, Financial Accounting Foundation

•   Past Director, National Association of Corporate Directors

•   Past member, Standing Advisory Group of the PCAOB

2018 PROXY STATEMENT  23

Age: 72 Director since: 2003 Birthplace: Germany INDEPENDENT

Experience:

BMW Bayerische Motoren Werke AG and affiliates (1982-2006) (automobile manufacturer)

•   Chairman of the Board of Management (2002-2006)

•   Board of Management for Finance
(1999-2002)

•   Board of Management for Human Resources and Information Technology (1996-1999)

Microsoft committees:

•   Audit

•   Regulatory and Public Policy (Chair)

Other public company directorships:

•   None

Former public company directorships
held in the past five years:

•   Bayer AG (supervisory board)

•   Singapore Airlines Limited

•   UBS AG

Age: 59 Director since: 2015 Birthplace: United States INDEPENDENT

Experience:

Johnson & Johnson (2012-2018) (medical devices, pharmaceutical and consumer goods manufacturer)

•   Group Worldwide Chair and member of the Executive Committee (2012-2018)

Bayer CropScience AG (2010-2012)

•   Chairman of the Board of Management (2010-2012)

•   Member of Board of Management (2010)

Bayer HealthCare LLC (2005-2010)

•   Executive Vice President and President, Medical Care (2009-2010)

•   President, Diabetes Care Division (2005-2009)

Medco Health Solutions, Inc. (1999-2004)

•   Group President of Government (2003-2004)

•   Senior Vice President, Health Businesses (2001-2003)

•   Senior Vice President, Marketing and Strategy
(1999-2001)

Microsoft committees:

•   Compensation

•   Regulatory and Public Policy

Other public company directorships:

•   None

Former public company directorships
held in the past five years:

•   Dun & Bradstreet Corporation

24

Age: 59 Director since: 2017 Birthplace: United States INDEPENDENT

Experience:

United States Secretary of Commerce (2013-2017)

PSP Partners, L.L.C. (present) (private investment firm)

•  Founder and Chairman (present)

Pritzker Realty Group (present)

•  Co-founder and Chairman (present)

Artemis Real Estate Partners (2009-2013)

•  Co-founder and Chairman (2009-2013)

The Parking Spot (1998-2011)

•  Co-founder and Chairman (1998-2011)

Vi Senior Living (1987-2011)

•  Founder and Chairman (1987-2011)

Microsoft committees:

•  Regulatory and Public Policy

Other public company directorships:

•  None

Former public company directorships
held in the past five years:

•  None

Other positions:

•  Co-founder, Pritzker Traubert Foundation

Age: 53 Director since: 2014 Birthplace: United States INDEPENDENT

Experience:

The Bank of New York Mellon Corporation (2017-present) (banking and financial services company)

•  Chairman and Chief Executive Officer (2018-present)

•  Chief Executive Officer and Director (2017)

Visa Inc. (2012-2016)

•  Chief Executive Officer and Director (2012-2016)

JPMorgan Chase & Co. (2004-2012)

•  Managing Director, One Equity Partners, private investment arm (2011-2012)

•  Chief Executive Officer of Retail Financial Services (2004-2011)

Bank One Corporation (2000-2004)

•  Chief Executive Officer of the Retail Division (2002-2004)

•  Chief Financial Officer (2000-2002)

Citigroup, Inc. (1999-2000)

•  Chief Financial Officer of the Global Corporate and Investment Bank Division (1999-2000)

Microsoft committees:

•  Compensation

•  Governance and Nominating

Other public company directorships:

•  The Bank of New York Mellon Corporation

Former public company directorships
held in the past five years:

• Visa Inc.

2018 PROXY STATEMENT  25

Age: 59 Director since: 2017 Birthplace: Japan INDEPENDENT

Experience:

Marriott International, Inc. (1996-present)
(global lodging company)

•   President and Chief Executive Officer (2012-present)

•   President and Chief Operating Officer (2009-2012)

•   Executive Vice President, Chief Financial Officer, and President, Continental European Lodging (2003-2009)

•   Executive Vice President and Chief Financial Officer (1998-2003)

•   Senior Vice President, Business Development
(1996-1998)

Microsoft committees:

•   Audit

Other public company directorships:

•   Marriott International, Inc.

Former public company directorships
held in the past five years:

•   None

Other positions:

•   Director, Brand USA

Age: 63 Director since: 2014 Birthplace: United States INDEPENDENT

Experience:

Trilogy Partnerships (2005-present) (investment company)

•   Founder and Chairman (2005-present)

Clearwire Corp. (2008-2011)

•   Chairman of the Board (2011-2013)

•   Interim Chief Executive Officer (2011)

•   Board member (2008-2011)

Western Wireless Corporation (1992-2005)

•   Founder, Chief Executive Officer and Chairman
(1992-2005)

VoiceStream Wireless Corporation (1995-2003)

•   Chief Executive Officer and Chairman (1995-2003)

Microsoft committees:

•   Compensation (Chair)

•   Regulatory and Public Policy

Other public company directorships:

•   Costco Wholesale Corporation

•   Trilogy International Partners, Inc.

Former public company directorships
held in the past five years:

•   Columbia Sportswear Company

Other positions:

•   Chairman, First Avenue Entertainment LLLP, owner of Seattle Mariners (2016-present)

26

Age: 69 Director since: 2012 Birthplace: United States INDEPENDENT

Experience:

Microsoft Corporation (2014-present)

•  Non-executive Chairman of the Board

Virtual Instruments Corporation (2010-2016) (computing infrastructure performance management solutions provider)

•  Chief Executive Officer and Director (2010-2016)

Symantec Corp. (1999-2011)

•  Chairman of the Board (1999-2011)

•  Chief Executive Officer (1999-2009)

IBM Corporation (1971-1999)

•  General Manager, IBM Americas (1996-1999)

•  Various positions of increasing authority (1971-1996)

Microsoft committees:

•  Governance and Nominating (Chair)

•  Regulatory and Public Policy

Other public company directorships:

•  Illumina, Inc.

Former public company directorships
held in the past five years:

•  None

Other positions:

•  Partner, Lightspeed Venture Partners

Age: 57 Director since: 2015 Birthplace: India INDEPENDENT

Experience:

NIO Inc. (2015-present) (smart, electric, and autonomous automobile manufacturer)

• Chief Development Officer (2015-present)

• Board member (2015-2018)

NIO USA, Inc. (2015-present)

• Chief Executive Officer and Director (2015-present)

Cisco Systems, Inc. (2008-2015)

•  Strategic Advisor (2015)

•  Chief Technology and Strategy Officer (2012-2015)

•  Chief Technology Officer, Senior Vice President, Engineering and General Manager Global Enterprise segment (2010-2012)

•  Chief Technology Officer (2008-2010)

Motorola, Inc. (1999-2007)

•  Executive Vice President and Chief Technology Officer (1999-2007)

Microsoft committees:

•  Compensation

Other public company directorships:

•  Spotify Technology S.A.

Former public company directorships
held in the past five years:

•  Box, Inc.

•  Gap, Inc.

2018 PROXY STATEMENT  27

Director independence

Having an independent board is a core element of our governance philosophy. Our Corporate Governance Guidelines provide that a substantial majority of our directors will be independent. Our Board has adopted director independence guidelines to assist in determining each director’s independence. These guidelines are available on our website at https://aka.ms/directorindependence. The guidelines either meet or exceed the independence requirements of NASDAQ. The guidelines identify categories of relationships the Board has determined would not affect a director’s independence and therefore are not considered by the Board in determining director independence.

Following the director independence guidelines, each year and before a new director is appointed, the Board must affirmatively determine a director has no relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. Annually, each director completes a detailed questionnaire that provides information about relationships that might affect the determination of independence. Management provides the Governance and Nominating Committee and Board with relevant known facts and circumstances of any relationship bearing on the independence of a director or nominee that is outside the categories permitted under the director independence guidelines. The Committee then completes an assessment of each director considering all known relevant facts and circumstances concerning any relationship bearing on the independence of a director or nominee. This process includes evaluating whether any identified relationship otherwise adversely affects a director’s independence and affirmatively determining that the director has no material relationship with Microsoft, another director, or as a partner, shareholder, or officer of an organization that has a relationship with the Company.

The Governance and Nominating Committee also considers the tenure of a director, and for longer serving directors, whether the duration of service impacts the director’s independence from management, as demonstrated by the director’s relationship with management and the director’s participation in Board and Committee deliberations. The Board seeks to maintain an average tenure of 10 years or less for its independent directors as a group.

Based on the review and recommendation by the Governance and Nominating Committee, the Board analyzed the independence of each director and determined that Mses. List-Stoll, Peterson, Pritzker, and Warrior, Messrs. Hoffman, Johnston, Noski, Scharf, Sorenson, Stanton, and Thompson, and Dr. Panke meet the standards of independence under our Corporate Governance Guidelines, the director independence guidelines, and applicable NASDAQ listing standards, including that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment.

Director attendance

Our Board of Directors holds regularly scheduled quarterly meetings. Committee meetings occur the day before the Board meeting. Once each year, committee and Board meetings occur on a single day so the evening and following day can be devoted to the Board’s annual strategy retreat, which includes presentations and discussions with senior management about Microsoft’s long-term strategy. Besides the quarterly meetings, typically there are two other regularly scheduled meetings and several special meetings each year. At each quarterly Board meeting, time is set aside for the independent directors to meet without management present. Our Board met seven times during fiscal year 2018.

Each director nominee who is a current director attended at least 75% of the aggregate of all fiscal year 2018 meetings of the Board and each committee on which he or she served.

Directors are expected to attend the annual shareholder meeting, if practicable. All directors attended the 2017 Annual Meeting.

Director compensation

The Compensation Committee periodically reviews the regular annual retainer paid to non-employee directors and makes recommendations for adjustments, as appropriate, to the Board. Our objective is to pay non-employee directors over time at or near the median of the proxy peer group, to award the majority of compensation in equity, and to make meaningful adjustments every few years, rather than smaller adjustments that are more frequent. As a result, we typically make adjustments when we fall below the median, and after such adjustments we exceed the median. There was no change in fiscal year 2017 or 2018. As our CEO, Mr. Nadella does not receive additional pay for serving as a director. Mr. Gates has waived his cash and stock awards.

28

Compensation structure for directors
Regular retainers (all directors except Messrs. Gates, Nadella, and Thompson)
Annual base retainer (TOTAL)	$325,000
Cash	$125,000
Stock award	$200,000
Annual committee chair retainer	$15,000
Annual audit committee chair retainer	$45,000
Annual audit committee non-chair member retainer	$15,000
Independent chairman retainer
Annual independent chairman retainer (TOTAL – in lieu of other retainers)	$675,000
Cash	$125,000
Stock award	$550,000

The Company reimburses reasonable expenses incurred for Board-related activities. Directors may participate in our corporate matching gift program for charitable donations.

Director retainers are paid quarterly in arrears. Quarterly periods are measured beginning with the annual meeting. At the end of each quarterly period, we pay 25% of the total annual retainer to each director. The number of shares awarded each quarterly period is determined by dividing the dollar value of the stock award by the market price of our common stock as of the last business day of the period. Retainers are pro-rated for directors who join or leave the Board or have a change in Board role during a quarterly period.

Directors may elect to defer and convert to deferred stock awards all or part of their annual cash retainer, and to defer receipt of all or part of their annual stock awards retainer under the Deferred Compensation Plan for Non-Employee Directors. Amounts deferred are maintained in bookkeeping accounts that are deemed invested in Microsoft common stock, and dividends paid on deemed investment are also deemed to be invested in our common stock. We calculate the number of shares credited by dividing the amount deferred by the closing market price of our common stock on the originally scheduled payment date. Accounts in the plan are distributed in shares of Microsoft common stock, with payments either in installments beginning on separation from Board service or in a lump sum paid no later than the fifth anniversary after separation from Board service.

2018 PROXY STATEMENT  29

Fiscal year 2018 director compensation

This table describes the cash and stock award portions of the annual retainer paid to each non-employee director who served in fiscal year 2018. Mr. Nadella received no compensation as a director. He is excluded from the table because we fully describe his compensation in Part 3 – “Named executive officer compensation.”

Name	Fees earned or paid in cash¹ ($)	Stock awards² ($)	All other compensation[3] ($)	Total ($)
William H. Gates III[4]	0	0	0	0
Reid G. Hoffman[5]	125,000	200,000	15,000	340,000
Hugh Johnston[6]	97,611	139,444	0	237,055
Teri L. List-Stoll[7]	140,000	200,000	15,000	355,000
G. Mason Morfit[8]	70,000	100,000	0	170,000
Charles H. Noski[9]	170,000	200,000	0	370,000
Helmut Panke	155,000	200,000	2,500	357,500
Sandra E. Peterson[10]	125,000	200,000	30,000	355,000
Penny S. Pritzker[11]	62,500	100,000	15,000	177,500
Charles W. Scharf	125,000	200,000	0	325,000
Arne M. Sorenson[12]	70,000	100,000	15,000	185,000
John W. Stanton	140,000	200,000	15,000	355,000
John W. Thompson[13]	125,000	550,000	15,000	690,000
Padmasree Warrior[14]	125,000	200,000	0	325,000
(1)	The value of fractional shares is excluded.
(2)

The aggregate award value in the “Stock awards” column for each director represents four quarterly awards, each with a grant date fair value under FASB ASC Topic 718 of $50,000, except: (i) Mr. Johnston received two quarterly awards with a grant date fair value of $50,000 each and one award with a grant date fair value of $39,444; (ii) Messrs. Morfit and Sorenson and Ms. Pritzker each received two quarterly awards with a grant date fair value of $50,000 each; and (iii) Mr. Thompson received four quarterly awards with a grant date fair value of $137,500 each.

(3)	Amounts in this column represent matching charitable contributions under our corporate giving program in fiscal year 2018. This program matches director gifts up to $15,000 per calendar year.
(4)	Mr. Gates waived his cash and stock compensation.
(5)	Mr. Hoffman elected to defer his cash and stock compensation. The compensation deferred converted into 3,737 shares of our common stock.
(6)	Mr. Johnston’s compensation was pro-rated beginning with his service on September 19, 2017.
(7)	Ms. List-Stoll elected to defer her cash and stock compensation. The compensation deferred converted into 3,910 shares of our common stock.
(8)	Mr. Morfit retired from the Board effective November 28, 2017.
(9)	Mr. Noski elected to defer his stock compensation. The compensation deferred converted into 2,300 shares of our common stock.
(10)	Ms. Peterson elected to defer her cash and stock compensation. The compensation deferred converted into 3,737 shares of our common stock.
(11)

Ms. Pritzker’s compensation was pro-rated beginning with her service on November 29, 2017. She elected to defer her cash and stock award compensation. The compensation deferred converted into 1,683 shares of our common stock.

(12)	Mr. Sorenson’s compensation was pro-rated beginning with his service on November 29, 2017.
(13)	Mr. Thompson elected to defer his stock compensation. The compensation deferred converted into 6,325 shares of our common stock.
(14)	Ms. Warrior elected to defer a portion of her cash compensation. The compensation deferred converted into 718 shares of our common stock.

Non-executive Chairman compensation

The independent members of the Board appointed John Thompson as independent non-executive Chairman of the Board. Mr. Thompson’s pay reflects the additional time commitment for this role compared to other non-employee directors, which includes: (i) managing meetings of the Board of Directors, leading the work to set the agenda for Board meetings, leading the Board’s annual chief executive officer performance review, and representing the Board at the annual shareholders meeting; (ii) meeting with the Company’s shareholders; (iii) setting and maintaining Board culture; and (iv) when requested, interacting with external audiences. To compensate Mr. Thompson for the greater responsibilities of the non-executive Chairman role, he receives the annual chairman retainer in lieu of the regular Board retainers.

Director stock ownership policy aligns interests with shareholders

To align the interests of our directors and shareholders, our Board of Directors believes that directors should have a significant financial stake in Microsoft. Under the Corporate Governance Guidelines, each director should own Microsoft shares equal in value to at least three times the base annual retainer (cash and stock) payable to a director. Each director must retain 50% of all

30

net shares (post tax) from the retainer until reaching the minimum share ownership requirement. Stock deferred under the Deferred Compensation Plan for Non-Employee Directors counts toward the minimum ownership requirement. Each of our directors complied with our stock ownership policy in fiscal year 2018.

Certain relationships and related transactions

We are a global company with extensive operations in the United States and many foreign countries. Every year we spend billions of dollars for goods and services purchased from third parties. The authority of our employees to purchase goods and services is widely dispersed. Because of these wide-ranging activities, there may be transactions and business arrangements with businesses and other organizations in which one of our directors, executive officers, or nominees for director, or their immediate families, or an owner of greater than 5% of our stock, may also be a director, executive officer, or investor, or have some other direct or indirect material interest (“related entities”). We will refer to these transactions with related entities as related-party transactions where the amount involved exceeds $120,000 and a director, executive officer, or immediate family member has a direct or indirect material interest.

Related-party transactions have the potential to create actual or perceived conflicts of interest between Microsoft and its directors, executive officers, or their immediate family members. The Audit Committee has established a written policy and procedures for review and approval of related-party transactions. If a related-party transaction subject to review involves directly or indirectly a member of the Audit Committee (or an immediate family member or domestic partner), the remaining Committee members will conduct the review. In evaluating a related-party transaction, the Audit Committee considers, among other factors:

•	The goods or services provided by or to the related party

•	The nature of the transaction and the costs to be incurred by Microsoft or payments to Microsoft

•	The benefits associated with the transaction and whether comparable or alternative goods or services are available to Microsoft from unrelated parties

•	The business advantage Microsoft would gain by engaging in the transaction

•	The significance of the transaction to Microsoft and to the related party

•	Management’s determination that the transaction is in the best interests of Microsoft

To receive Audit Committee approval, a related-party transaction must have a Microsoft business purpose and be on terms that are fair and reasonable to Microsoft and be as favorable to Microsoft as would be available from non-related entities in comparable transactions. The Audit Committee also requires that the transaction meet the same Microsoft standards that apply to comparable transactions with unaffiliated entities.

During fiscal year 2018, there were transactions between Microsoft and certain related entities, for instance the purchase of software licenses by companies of which a director is an executive officer. None of these transactions constituted a related-party transaction that required approval by the Audit Committee.

2018 PROXY STATEMENT  31

3. Named executive officer compensation

Compensation discussion and analysis

This Compensation discussion and analysis provides information about our fiscal year 2018 compensation program for our fiscal year 2018 named executive officers (the “Named Executives”). The content of this Compensation discussion and analysis is organized into four sections:

Beginning with fiscal year 2015, our Compensation Committee and Board charted a course to transform our executive pay program to include significant performance attributes. They recognized it would be premature to move to business metric-based pay before Mr. Nadella established and the Board concurred with his vision for the Company and the strategy that would embody that vision. Performance-based pay elements were added in fiscal year 2016 once our new strategy was set. In fiscal year 2017, we implemented significant changes that increased the portion of pay that is performance-based and the portion of incentive pay that is quantitatively determined using pre-established metrics. For fiscal year 2018, we continued the program with few changes.

Our multi-year effort to transform our executive pay program was grounded in a compensation philosophy aimed at achieving strong alignment between the Company’s long-term strategic goals and our shareholders’ interests. We actively engaged with our shareholders by seeking their input about features they valued as we evolved the program design.

Our long-term strategic goals derive from our mission and worldview. We strive to empower every person and every organization on the planet to achieve more, and we envision a world where an intelligent cloud and its intelligent edge play a key role in this empowerment. Our culture remains a key ingredient in achieving our mission. We emphasize a growth mindset, which pushes us to be more customer obsessed, be more diverse and inclusive, and to operate as One Microsoft.

Following a successful year of executing on these goals, for fiscal year 2018, our Named Executives were awarded:

Named Executive	Salary ($)	Cash incentive ($)	Stock award ($)	Performance stock award (target) ($)	Total ($)
Satya Nadella	1,500,000	7,425,000	7,500,000	7,500,000	23,925,000
Amy Hood	875,000	3,718,750	4,650,000	4,650,000	13,893,750
Jean-Philippe Courtois	833,000	3,092,513	3,750,000	3,750,000	11,425,513
Margaret Johnson	715,000	2,252,236	2,500,000	2,500,000	7,967,236
Bradford Smith	800,000	3,566,700	4,100,000	4,100,000	12,566,700

This table is intended to supplement, not replace, the summary compensation table on page 48, which lists our fiscal year 2018 Named Executives and reports their compensation in the format required by the SEC rules. This table is intended to provide our shareholders with our view of Named Executive compensation for fiscal year 2018. It includes salaries and cash incentives from the summary compensation table and the awarded value (in dollars) of the stock awards and target awards shown in the table on page 43.

32

Section 1 – Compensation governance and philosophy

Executive compensation governance

Our Compensation Committee establishes the design of our executive compensation program. Considering Mr. Nadella’s recommendations, the Compensation Committee also approves the target compensation (base salaries, target cash incentives, and equity incentive compensation) for our Named Executives, except Mr. Nadella. Considering the recommendation of the Compensation Committee, the independent members of our Board approve Mr. Nadella’s base salary, target cash incentive, stock awards, and target performance stock award.

Our Board and our Compensation Committee deeply value the continued interest of and feedback from our shareholders and are committed to maintaining our active dialogue with them to ensure their perspectives are thoughtfully considered. We carefully consider both the level of voting support from our shareholders on our say-on-pay vote, as well as comments from shareholders, when evaluating our executive compensation program. At the 2017 Annual Meeting, 95.5% of the votes cast supported our advisory resolution on the compensation of our Named Executives (the “say-on-pay” vote). In fiscal year 2018, our Board Chair and members of senior management engaged shareholders owning over 46% of our shares, providing regular reports of those discussions to our directors.	Shareholder engagement 95.5% fiscal year 2018 say-on-pay vote Engaged with shareholders owning over 46% of shares

The Compensation Committee also retains, and seeks the advice of, Semler Brossy, an executive compensation consulting firm that is independent of management. See Part 1 – “Committees of the Board of Directors – Committee structure” for more information on Semler Brossy’s role and independence as an advisor to the Committee.

Executive compensation philosophy

We design our executive officer compensation programs to attract, motivate, and retain the key executives who drive our success and industry leadership while considering individual and Company performance and alignment with the long-term interests of our shareholders. We achieve our objectives through a compensation program that:

•	Provides a competitive total pay opportunity

•	Emphasizes pay for performance, by delivering a majority of our executives’ pay through performance-based incentives

•	Provides strong alignment with our shareholders, with at least 70% of the annual target compensation opportunity for our executives, on average, delivered as equity

•	Focuses on the long term through equity compensation with multi-year vesting or performance requirements

•	Discourages unnecessary and excessive risk-taking, assisted by our stock ownership requirements and compensation recovery (clawback) policy

Competitive pay

We compete with global information technology and large market capitalization U.S. companies and smaller, high-growth technology businesses for senior executive talent. The technology labor market is hyper-competitive with demand growing faster than the supply of technical talent, resulting in significant increases in compensation at the companies with whom we compete for this talent. The same conditions exist in the market for executive-level talent that can provide innovative leadership while managing at a global scale across several complex businesses. We expect these trends to continue and we expect to continue to adjust our approach to executive compensation to respond to market conditions.

To ensure that our Board of Directors and Compensation Committee have current information to set appropriate compensation levels, we conduct an executive compensation market analysis each year that draws from third-party compensation surveys and publicly available data for a group of peer companies. We supplement this analysis with additional market information specific to each executive officer’s role and responsibilities, including information gleaned from our experience recruiting for executive positions at Microsoft. Because other companies actively recruit our executive officers to fill CEO and other senior leadership positions, we supplement market information with data on external opportunities potentially available to our executive officers. We also consider the relationship of annual target compensation among internal peers. In addition, the Committee is provided with an overview of compensation for our non-executive Microsoft employees and how this compensation relates to Mr. Nadella’s.

2018 PROXY STATEMENT  33

While this market analysis and supplemental data inform the decisions of the independent Board members and the Compensation Committee on the range of compensation opportunities, we do not tie executive officer compensation to specific market percentiles. Base salaries and incentive opportunities may be set below or above median amounts because of factors like expertise, performance, and potential for future contributions.

In setting our fiscal year 2018 executive compensation design and compensation numbers, we considered pay practices at the largest technology and general industry companies in terms of market capitalization, revenue, and earnings before interest, taxes, depreciation, and amortization (“EBITDA”) that were comparable to Microsoft. The Compensation Committee selected this peer group because it believed these companies are led by executives with similarly complex roles and responsibilities. The Compensation Committee also screened these companies to ensure they had a significant presence outside the United States and excluded companies in the financial services sector because of the different regulatory environment in which they operate. For fiscal year 2018, this compensation peer group comprised these companies:

Peer group used for fiscal year 2018 pay analysis
Technology		General industry
• Alphabet • Amazon • Apple • Cisco Systems • Facebook	• Hewlett-Packard • IBM • Intel • Oracle • Qualcomm	• AT&T • Chevron • Coca-Cola • Comcast • ExxonMobil	• General Electric • Johnson & Johnson • Merck • PepsiCo • Pfizer	• Procter & Gamble • Verizon • Wal-Mart • Walt Disney

In March 2017, when we determined the compensation peer group for fiscal year 2018, Microsoft was significantly larger than the median of these companies based on the three primary screening criteria: (i) market capitalization (94th percentile), (ii) revenue (63rd percentile), and (iii) EBITDA (81st percentile).

Performance-based pay

Our incentive compensation arrangements are tied to specific performance measures that drive long-term performance and value creation. We have been steadily evolving our program to implement a design that incorporates performance elements directly linked to our mission and purpose. For fiscal year 2018:

•	56% of the annual target compensation opportunity for our Named Executives was performance-based, on average

•	50% of the annual cash incentive was tied to achieving pre-established financial targets

•

50% of the annual target equity opportunity for our Named Executives was delivered in the form of a performance-based stock award with payouts based on achievement against pre-established strategic performance objectives

•	Metrics under our performance stock awards were refined to continually align with our three reporting segments and customer base and reflect key business developments that drive long-term growth

•

Our performance stock awards included a relative total shareholder return (“TSR”) multiplier to reward significant positive outperformance, thereby strengthening the alignment of the interests of our executive officers with the long-term interests of our shareholders

34

At least 70% of the annual target compensation opportunity for our Named Executives is equity-based to incentivize a long-term focus and align their interests with those of our shareholders. The Compensation Committee structures the pay mix for our annual target total compensation opportunities to place a higher proportion in equity awards than the companies in our compensation peer group.

The foregoing chart compares the fiscal year 2018 target compensation levels for our Named Executives to the average of these amounts for the named executive officers of the companies in our compensation peer group using data available in mid-2017 when the Committee conducted our fiscal year 2018 compensation planning.

Long-term focus through multi-year vesting and performance requirements

All of the equity-based elements of our compensation program for our Named Executives either vest over a period of years or include long-term performance measures, like 3-year relative TSR.

Discouragement of unnecessary and excessive risk-taking

We strive to meet our objectives while maintaining executive compensation leading practices that discourage unnecessary and excessive risk taking.

Best practices

•  A stock ownership policy that reinforces the alignment of executive officer and shareholder interests (including 15x base salary for the CEO)

•  A strong executive compensation recovery (clawback) policy to ensure accountability

•  A policy prohibiting pledging, hedging, and trading in derivatives of Microsoft securities

•  No stock option awards

•  No excessive perquisites (no executive-only club memberships, medical benefits, or tax gross-ups)

•  No employment agreements

•  No change in control benefits

•  No executive-only retirement programs

•  No guaranteed bonuses

•  No dividends paid on unvested stock awards

2018 PROXY STATEMENT  35

Section 2 – Compensation program design

Following our philosophy, the compensation program for our Named Executives in fiscal year 2018 consisted of an annual base salary plus annual cash and equity incentives awarded under our Executive Incentive Plan (“Incentive Plan”). Annual cash incentives were performance-based, with 50% determined formulaically based on achievement against pre-established financial targets and 50% determined qualitatively based on performance in three weighted performance categories. Equity incentives under the Incentive Plan were 50% performance stock awards (“PSAs”) and 50% stock awards with four-year vesting (“SAs”).

Overall 2018 compensation structure Microsofts pay mix targets a high proportion of equity and performance-based compensation. Pay mix Salary Performance stock awards Cash incentive Stock awards (four-year vesting) Incentive Plan Revenue* Financial / (25.0%) formulaic (50%) Incentive Plan Operating Income* (25.0%) Product & strategy (16.67%) Qualitative / Customers & judgment stakeholders (50%) (16.67%) Culture & organizational leadership (16.66%) Commercial cloud revenue (34%) Commercial cloud subscribers (33%) Windows 10 monthly active devices (11%) Consumer post-sales monitization gross margin (11%) LinkedIn sessions (6%) Surface gross margin (5%) Metric year FY17 FY18 FY19 FY20 FY21 FY17 Year 1 Year 2 Year 3 PSA 3-year relative TSR FY18 Year 1 Year 2 Year 3 PSA 3-year relative TSR FY19 Year 1 Year 2 Year 3 PSA 3-year relative TSR Performance periods for each PSA overlap. A new annual target for each metric is established each year based on up-to-date market conditions. Performance against a given years metrics and targets will affect up to three awards. Relative TSR multiplier (1-1.5x) is triggered only if Microsofts TSR is positive and above the 60th percentile of the S&P 500 *Incentive Plan Revenue and Incentive Plan Operating Income are non-GAAP financial measures defined at page 39.

36

The chart below summarizes key attributes of each pay element and its share of target annual compensation. Base salary, SAs, and targets for each of the other elements were approved for fiscal year 2018 compensation in September 2017.

Element by target %	Fiscal year 2018 attributes
Base salary <10%	2018 base salaries are consistent with 2017 base salaries
Cash incentive <20%

The 2018 cash incentives are based on the following performance measures:

Financial / formulaic

• Incentive Plan Revenue (25%)*

• Incentive Plan Operating Income (25%)*

Qualitative / judgment

• Product & strategy (16.67%)

• Customers & stakeholders (16.67%)

• Culture & organizational leadership (16.66%)

Target cash incentive awards for our Named Executives ranged from 200% to 300% of base salary. The maximum result for each category was 200% of the target amount.

PSAs >35%

The 2018 PSAs are based on the following quantitative performance results:

• Commercial cloud revenue (34%)

• Commercial cloud subscribers (33%)

• Windows 10 monthly active devices (11%)

• Consumer post-sales monetization gross margin (11%)

• LinkedIn sessions (6%)

• Surface gross margin (5%)

Potential relative TSR multiplier of up to 1.5, triggered if Microsoft’s TSR is positive and above the 60th percentile of the S&P 500 over the three-year period, with a requirement of 80th percentile for maximum.

The number of earned shares under the fiscal year 2018 PSAs will be determined after the three-year performance period ending June 30, 2020 based on performance metrics for the performance period. The metrics are reassessed, and targets set annually, because of the dynamic technology markets in which Microsoft operates. The final number of earned shares will be calculated based on the aggregate results over the three separate years in the PSA performance period, with the maximum PSA opportunity at 200% without the relative TSR multiplier, and 300% with that potential multiplier.

SAs >35%	Vests over four years to support retention and align with our shareholders’ interests

*	“Incentive Plan Revenue” and “Incentive Plan Operating Income” are non-GAAP financial measures defined at page 39.

Base salary

Our Named Executives’ base salaries align with the scope and complexity of their roles and with prevailing market conditions. Salary levels are generally at or below market median.

Cash incentives

Fifty percent of our Named Executives’ fiscal year 2018 annual cash incentives were determined based on meeting pre-established targets for quantitative financial measures: Incentive Plan Revenue and Incentive Plan Operating Income. The fiscal year 2018 Incentive Plan Revenue and Incentive Plan Operating Income performance targets were based on meeting the Company’s internal 2018 operating budget and were higher than our fiscal year 2017 actual performance for both metrics, further reflecting appropriately ambitious performance goals. This year, our Incentive Plan Revenue definition changed to focus on revenue measured based on customer billings. This revenue measurement also serves as the basis of the Company’s sales incentive programs and better aligns performance incentives for our senior leadership with those used across the Company. See more information on Incentive Plan Revenue and Incentive Plan Operating Income at page 39.

2018 PROXY STATEMENT  37

The other 50% of our Named Executives’ fiscal year 2018 annual cash incentives were determined based on scoring of their individual performance against financial, operational, and strategic indicators in three performance categories. The performance indicators varied based on the Named Executive’s responsibilities and the function or group he or she leads and may have included (in alphabetical order in each category):

Product & strategy	Customers & stakeholders	Culture & organizational leadership
• Contribution margin • Efficiency and productivity • Innovation • Product development and implementation of strategic roadmap • Quality	• Corporate citizenship • Customer and partner engagement and outreach • Customer satisfaction • Developer community outreach	• Culture • Diversity and inclusion • Organizational health

These performance indicators were drawn from the scorecard we used to manage performance against Microsoft’s annual business plan. Mr. Nadella’s performance was assessed on all these performance indicators.

For Mr. Nadella, the independent members of the Board also considered:

•	input from the Microsoft’s senior executives about Mr. Nadella’s leadership,

•	Mr. Nadella’s evaluation of Microsoft’s and his individual performance over the past fiscal year, and

•	Microsoft’s performance relative to other technology companies.

Performance stock awards

Fiscal year 2018 PSA performance metrics are strategic measures that align with our mission and purpose and are aimed at driving new growth areas for our commercial and consumer businesses.

These metrics were selected because they address areas that support long-term growth of our business by focusing on our emerging growth opportunities and align with our three reporting segments and customer base.

Fiscal year 2018 PSA metrics
Performance metrics	Description
Commercial cloud revenue	Net revenue for commercial cloud-based solutions, including Office 365 commercial, Microsoft Azure, Dynamics 365, and other cloud properties

Commercial cloud subscribers	Paid seats for current or new per-user SaaS cloud services primarily in commercial customer segment

Windows 10 monthly active devices	Comprises all Windows 10 monthly active devices, including PCs, tablets, mobile devices, gaming consoles, and Internet of Things devices

Consumer post-sales monetization gross margin	Includes Search, Store, Display/Homepage, Gaming, and Office Consumer/Services

LinkedIn sessions	Number of times logged-in members visit LinkedIn, separated by 30 minutes of inactivity; includes mobile and desktop

Surface gross margin	Gross margin from Surface and first-party accessories, excluding Surface Hub

38

Stock awards. 50% of our Named Executives’ Incentive Plan equity awards were target PSAs and 50% were SAs. The Committee and the independent Board members believed the 50/50 balance between PSAs and SAs appropriately supported our long-term business goals and long-term retention incentives for our Named Executives.

SAs were granted under the Incentive Plan in September 2017 for shares of Microsoft common stock. SAs vest over four years (25% on initial vesting date and 12.5% each six months thereafter) to support retention and align with shareholders’ interests.

No other fiscal year 2018 compensation. During fiscal year 2018, no other compensation was awarded to our Named Executives.

Section 3 – Fiscal year 2018 compensation decisions

Our Named Executives were awarded the following compensation in fiscal year 2018:

Fiscal year 2018 base salaries

We did not increase our Named Executives’ base salaries in fiscal year 2018. We believe our Named Executives’ salary levels continue to be appropriate and reasonable given their capability and experience.

Fiscal year 2018 cash incentive awards

We did not change our target percentages for cash incentives, which are measured as a percentage of salary for fiscal year 2018.

The Compensation Committee and, for Mr. Nadella, the independent members of the Board, determined the fiscal year 2018 cash incentive awards. These were based on two elements: quantitative financial performance measures and qualitative performance categories.

Final results under each portion of the cash incentive, and the resulting awards, were as follows:

	Nadella	Hood	Courtois	Johnson	Smith
Financial results (50%)	200.00%	200.00%	200.00%	200.00%	200.00%
Qualitative performance results (50%)	130.00%	140.00%	130.00%	115.00%	156.67%
Total FY18 cash incentive (% of target)	165.00%	170.00%	165.00%	157.50%	178.34%
Total FY18 cash incentive ($)	$7,425,000	$3,718,750	$3,092,513	$2,252,236	$3,566,700

Financial results

We achieved greater than maximum performance on the financial measures shown below, resulting in a weighted payout of 200%.

Formulaic financial results (50% weight) ($ in billions)	Threshold	Target	Maximum	Actual
Fiscal year 2018 Incentive Plan Revenue	$109.91	$113.80	$115.84	$117.35
Fiscal year 2018 Incentive Plan Operating Income	$29.23	$31.38	$34.43	$34.57

“Incentive Plan Revenue” and “Incentive Plan Operating Income” are non-GAAP financial measures. We calculate Incentive Plan Revenue by adjusting GAAP Revenue for (1) the net impact of revenue deferrals, (2) credits and incentives, and (3) the effect of foreign currency rate fluctuations. We calculate Incentive Plan Operating Income by adjusting GAAP Operating Income for the effect of foreign currency rate fluctuations. We exclude the effect of foreign currency rate fluctuations on a “constant dollar” basis by converting current period non-GAAP (i.e., adjusted for the items in the preceding two sentences) results for entities reporting in currencies other than United States dollars into United States dollars using constant exchange rates, which are determined at the outset of the current period, rather than the actual exchange rates in effect during the respective periods. These Incentive Plan financial metrics differ from the non-GAAP financial results we report in our quarterly earnings release materials. They should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

2018 PROXY STATEMENT  39

Qualitative performance results

Satya Nadella

The key results influencing the Compensation Committee and independent Board members’ decisions on the qualitative performance portion of Mr. Nadella’s cash incentive are set forth below. Results are out of a possible 200% in each category.

Weighted performance categories - Satya Nadella
Total Weighted Qualitative Performance Result	130%

(1) Product & strategy	Weight	Assessment

The Company has seen strong execution of our vision for the intelligent cloud and the intelligent edge in a highly competitive market, with the commercial cloud business exceeding more than $23 billion in revenue and expansion of gross margin to 57 percent in fiscal year 2018. The introduction of Microsoft 365, now a multi-billion-dollar business, is broadening the Company’s market opportunity. Investment in Azure, including expanding the Company’s global datacenter footprint and introducing Azure Stack and Azure Sphere, demonstrate innovation in our Cloud services business. The Company continued to strengthen its cybersecurity protections and offerings across the board. The leadership team is focused on additional opportunities to more greatly improve quality and develop products and services to address the Internet of Things and conceptualize new technology platforms. Further acceleration of strategic innovation can drive even greater growth.

	33.3%	100%

The Company’s Gaming strategy is also paying off, surpassing $10 billion in revenue in fiscal year 2018 for the first time. Xbox Live, Game Pass subscriptions, and Mixer are driving increased growth and engagement. Work remains in areas like Microsoft Edge and Bing, where accelerated growth can drive creation of even greater long-term Company value.

Mr. Nadella’s strategy for LinkedIn integration has been successful, taking advantage of synergies while maintaining LinkedIn’s operating independence. The Company’s strategic acquisition of GitHub, pending regulatory approval, represents an important new way to serve developers and contribute to long-term sustainable growth.

(2) Customers & stakeholders	Weight	Assessment

The Company’s relationship of trust with customers and other key stakeholders continues to be an area of strength. Mr. Nadella has effectively led through significant industry-wide challenges regarding privacy, cybersecurity, and the ethical use of artificial intelligence. In particular, the Company’s decision to offer to customers worldwide the EU’s General Data Protection Regulation’s Data Subject Rights was well received. The Company’s tools to enable customer privacy and security compliance are also a strength. The Company’s support for broader cybersecurity collaboration across the tech sector and continuing policy reforms around the world, including new international agreements and the Clarifying Lawful Overseas Use of Data Act (“CLOUD Act”), are helping to create more modern frameworks for protecting privacy while enabling law enforcement agencies to access data appropriately across borders.

	33.3%	145%

Mr. Nadella’s strength in industry relationships has enabled broader progress on trust issues, as well as strategic initiatives like the GitHub acquisition. Mr. Nadella has developed a strong relationship with shareholders, customers and partners, and his personal engagement has facilitated key customer deals.

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(3) Culture & organizational leadership	Weight	Assessment

Microsoft’s internal cultural transformation continues, with Mr. Nadella’s book, Hit Refresh, framing the conversation. Internal company sentiment on culture and leadership is strong. Mr. Nadella has driven focus on Microsoft’s core values to his senior leadership team, with opportunity to drive that high degree of focus deeper into the Company.

In FY18, 86% of employees participated in our annual engagement survey. We continued to be at or near all-time highs on most items, with 93% of employees saying they are proud to work for Microsoft and 89% of employees saying they would recommend it as a great place to work. Mr. Nadella is an important factor in attracting and retaining talent.	33.3%	145%

Organizational changes in the sales organization have been successful, with double digit revenue growth in fiscal year 2018, the first year following the re-organization. This year’s engineering reorganization also shows initial signs of success.

The Company continues its progress on diversity and inclusion, though with awareness of the need for even greater improvement. Among various external recognitions, Thompson Reuters included Microsoft in its 2018 Diversity & Inclusion (D&I) Index of the 100 most diverse and inclusive organizations from among 7,000 publicly traded companies. In addition, Microsoft obtained a 100% Corporate Equality Index Score for the 12th consecutive year from the Human Rights Campaign. Mr. Nadella and the senior leadership team are actively engaged in leading and evangelizing a culture of greater diversity and inclusion aligned with Microsoft’s mission to empower ever person and every organization on the planet to achieve more.

Microsoft mission Empower every person and every organization on the planet to achieve more

2018 PROXY STATEMENT  41

Other Named Executives

The key results influencing the Compensation Committee’s decisions on the qualitative performance category portion of the cash incentive for the other Named Executives are summarized below.

Named Executive	Key results
Amy E. Hood

• Contributed to strong financial results with revenue growth of 14% and operating income growth of 21%. Revenue and operating income performance represent the strongest execution by the Company in five years, a result of proactive capital and resource allocation to higher growth opportunities.

• Directed robust strategic investment strategy including support of the Company’s acquisition of GitHub.

• Drove effective communication to investors regarding the Company’s strategic goals. Partnered with field leadership to drive sales transformation execution with focus on compliance, resulting in higher performance across all reporting segments.

• Relentless focus on diversity and inclusion within finance organization and across the Company.

Jean-Philippe Courtois

• Led Global Sales, Marketing, and Operations (GSMO) groups to deliver strong financial performance while managing through organizational and commercial sales model changes.

• Strengthened the technical capability of the sales force in support of the Company’s cloud strategy, resulting in increased cloud consumption and contributing to the commercial cloud business surpassing more than $23 billion in annual revenue.

• Successfully partnered with product teams to highlight customer needs.

• Leveraged cross-company partnerships to enhance the Company’s position as a trustworthy cloud technology partner and position Microsoft as a global Artificial Intelligence (“AI”) leader.

• Advocated for coaching culture within sales force, with strong focus on growth mindset and diversity and inclusion.

Margaret L. Johnson

• Led a strong year of investments with the rebranded M12 group becoming recognized as a top corporate venture capital player.

• Helped establish strategic industry verticals through partnerships with companies like Avere, TomTom, and ABB.

• Deal negotiation increased momentum to establish Azure as the leading Industrial IoT platform.

• Robust industry relationships contribute to cross-company growth.

• Strong advocate for diversity and inclusion, with focus on evangelizing the business impact of inclusion and the Company’s cultural transformation.

Bradford L. Smith

• Continued to strategically position Microsoft as a thought leader in trust and privacy, including efforts on numerous fronts: including the Cybersecurity Tech Sector Accord, the CLOUD Act, AI for Good, and the “Defending Democracy Project” to help protect political campaigns and voting.

• Provided strong regulatory support for sales teams, facilitating large cloud transformation deals.

• Developed The Future Computed in partnership with Harry Shum, Executive Vice President of AI & Research, to provide thought leadership on AI and ethics.

• Launched Airband initiative and negotiated partnership agreements to bring broadband to rural communities in the U.S.

• Strengthened mandatory Standards of Business Conduct training for all employees and added analytics and machine learning capability to mitigate risk.

• Championed diversity and inclusion within Microsoft and throughout the community, including serving as the Honorary Chairman for the Special Olympics 2018 USA Games.

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Fiscal year 2018 stock awards

The fiscal year 2018 Incentive Plan PSAs and SAs granted to our Named Executives are listed below.

Named Executive	PSAs (target number of shares)¹	SAs (number of shares)²	Aggregate awarded value³ ($)
Satya Nadella	100,308	100,308	15,000,000
Amy E. Hood	62,191	62,191	9,300,000
Jean-Philippe Courtois	50,154	50,154	7,500,000
Margaret L. Johnson	33,436	33,436	5,000,000
Bradford L. Smith	54,835	54,835	8,200,000
(1)	PSAs vest in full following the end of the three-year performance period, with the number of shares determined based on performance against goals set for the period.

(2)	The SAs vest 25% on August 31 following the date of grant and thereafter 12.5% each six months until fully vested.
(3)	Awarded value (in dollars) was converted to shares using the closing share price on August 31, 2017, rounded up to a whole number.

The amounts listed in the table above for fiscal year 2018 Incentive Plan PSAs will not match the amounts in the Stock Award column in the Summary compensation table or the Grants of plan-based awards table. Because the grant date of a PSA occurs when the performance targets are set, and targets under our PSA awards are established annually, SAs listed in the Summary compensation table and Grants of plan-based awards table include portions of the 2018, 2017, and 2016 PSA awards, as described in more detail in Note (2) to the Summary compensation table on page 48.

Fiscal year 2016 PSAs (completed performance period)

Beginning with fiscal year 2015, we began the transformation of our executive pay program to include new and significant performance attributes. As part of that evolution, we granted PSAs in fiscal year 2016 (“fiscal year 2016 PSAs”), which were PSAs with a value based on specific pre-established, three-year performance goals and strategic performance objectives tied to creating long-term shareholder value. Performance under the fiscal year 2016 PSAs was measured over the three-fiscal year performance period ending June 30, 2018. During that three-fiscal year period, Microsoft’s market capitalization increased by more than 100%, more than it increased in the 15 preceding years.

The fiscal year 2016 PSA design was somewhat different than the fiscal year 2018 PSA described above, with half of the PSA target reflecting three different fiscal year 2018 performance metrics (commercial cloud annualized revenue run rate, commercial cloud subscribers, and Windows 10 monthly active devices), and the other half reflecting two annual financial performance measures (Incentive Plan Revenue and Operating Income). The maximum payout under the fiscal year 2016 PSA program based on core metrics was 300% (rather than 200% under the fiscal year 2018 program), with the relative TSR multiplier potentially increasing that maximum by a third (rather than 50% under the fiscal year 2018 PSA program), to 400%.

The actual performance under the fiscal year 2016 PSAs reflected the strong business and share price performance during this period. Performance on the core metrics under these PSAs, which were established by the Compensation Committee and Board in September 2016, is shown in the following table:

Core Metric	Weight (%)	Performance as percentage of target award (%)	Weighted average payment as percentage of target award (%)
FY18 Commercial cloud annualized revenue run rate	16.67	300.00[1]	50.01
FY18 Commercial cloud subscribers	16.67	300.00[2]	50.01
FY18 Windows 10 monthly active devices	16.66	0[3]	0.00
FY16 – FY18 aggregate Incentive Plan Revenue[3]	25.00	220.09[5]	55.02
FY16 – FY18 aggregate Incentive Plan Operating Income[3]	25.00	229.97[6]	57.49
Core Metric Performance			212.53
(1)	Reflects performance of $29.02 billion against target of $20 billion.
(2)	Reflects performance against an ambitious target that required triple digit growth in subscribers.
(3)	Reflects performance of 694.06 million against target of 1 billion, missing the threshold.

2018 PROXY STATEMENT  43

(4)	Incentive Plan Revenue and Incentive Plan Operating Income are non-GAAP financial measures defined at page 39.
(5)

Reflects fiscal year 2018 performance of $117.35 billion against: threshold - $109.91 billion, target - $113.80 billion, and maximum - $116.78 billion. Payouts as a percentage of target for each fiscal year in 3-year period were: 83.09% for fiscal year 2016, 277.33% for fiscal year 2017, and 300% for fiscal year 2018.

(6)

Reflects fiscal year 2018 performance of $34.57 billion against: threshold - $29.23 billion, target - $31.28 billion, and maximum - $35.37 billion. Performance as a percentage of target for each fiscal year in the 3-year period was: 220.62% for fiscal year 2016, 209.39% for fiscal year 2017, and 259.90% for fiscal year 2018.

The core metric results for fiscal year 2016 PSAs were then subject to adjustment based on the relative TSR performance multiplier, which compares our TSR for the three-fiscal year performance period to the TSR of the S&P 500. Our TSR for the performance period was positive and ranked at the 98th percentile of the S&P 500. Based on this positioning, the total payment percentage for the fiscal 2016 PSAs was increased by 33%, resulting in the payout to our Named Executives of 283% of the target shares under their fiscal 2016 PSAs. This payout reflects Microsoft’s strong performance over the performance period.

Payouts under the 2016 PSAs were approved in August 2018, following fiscal year 2018 and, therefore, are not reportable in the Stock vested table until our fiscal year 2019 Proxy Statement.

2017 and 2018 PSAs (open performance periods)

Performance under the fiscal year 2017 and 2018 PSAs will be assessed following the end of the three-year performance periods ending June 30, 2019 and 2020, respectively. The number of shares of common stock to be earned will be based on an assessment of (i) performance against the metric goals during the applicable performance period, and, if Microsoft’s absolute TSR is positive during the period, (ii) Microsoft’s relative TSR during the period. The metrics and relative weightings under the fiscal year 2017 and 2018 PSAs are as follows:

Metrics	Weights
	FY17 PSAs (%)	FY18 PSAs (%)
Commercial cloud revenue	34	34
Commercial cloud subscribers	33	33
Windows 10 monthly active devices	11	11
Consumer post-sales monetization gross margin	11	11
LinkedIn sessions	n/a	6
Surface gross margin	11	5
Total	100	100

Section 4 – Other compensation policies and information

No significant executive benefits and perquisites

Our Named Executives are eligible for the same benefits available to our other full-time employees. In the U.S., our benefits include our Section 401(k) Plan, Employee Stock Purchase Plan, health care plan, life insurance plans, and other welfare benefit programs. Besides the standard benefits offered to all U.S. employees, we maintain a non-qualified deferred compensation plan for our U.S. executive officers and senior managers. This deferred compensation plan is unfunded, and participation is voluntary. The deferred compensation plan allows our Named Executives to defer their base salary, the cash portion of their Incentive Plan awards, and certain on-hire bonuses. We do not contribute to the deferred compensation plan. Named Executives are eligible for matching gifts for charitable donations above the maximum for our other U.S.-based full-time employees. Mr. Courtois participates in the standard benefits for employees in France, including profit sharing and the car allowance program available to senior managers.

During fiscal year 2018, we provided no executive-only perquisites or other personal benefits to our Named Executives other than matching gifts made to charitable organizations.

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Limited post-employment compensation

Our Named Executives do not have employment contracts. No Named Executive is entitled to any payments or benefits following a change in control of Microsoft.

Our Named Executives may be eligible for additional vesting of their outstanding SAs following termination of employment on the same terms as our other employees. All U.S. employees who retire from Microsoft after (a) age 65 or (b) age 55 with 15 years of service are eligible for the continuation of vesting of outstanding SAs granted at hire or at the time of annual performance review, if the award was granted over one year before the date of retirement. A pro-rata portion of PSA shares will also continue vesting if the retirement occurs more than one year after the beginning of the performance period. As of June 30, 2018, only Mr. Smith was retirement eligible, and the value of his SAs and PSAs eligible for continued vesting if he retired on that date was $22,479,826 (assuming PSAs are earned at 100% of target). All employees whose employment with Microsoft terminates due to death or total and permanent disability generally fully vest in their outstanding SAs. Our PSAs, and Mr. Nadella’s long-term performance stock award (“LTPSA”) that was granted to him in connection with his appointment as CEO, vest for the target number of shares upon death or total and permanent disability. The value of our Named Executives’ SAs, PSAs and LTPSAs vesting at a June 30, 2018, termination of employment due to death or total and permanent disability was: Mr. Nadella, $258,676,020; Ms. Hood, $41,264,143; Mr. Courtois, $32,406,697; Ms. Johnson, $24,068,433; and Mr. Smith, $43,394,612.

In addition, our Named Executives are eligible to participate in the Microsoft Senior Executive Severance Benefit Plan (the “Severance Plan”). The Severance Plan was adopted to help ensure continuity of key leaders by providing designated executives severance payments and benefits if their employment is terminated without cause. For purposes of the Severance Plan, “cause” means (i) a conviction or plea of guilty or no contest to a felony or certain misdemeanors; (ii) engaging in gross misconduct; (iii) repeated failure to substantially perform the duties of the executive’s role; (iv) violation of any securities laws; or (v) violation of Microsoft’s policies designed to prevent violations of law.

The Severance Plan payments and benefits have four components – cash, stock vesting, continued health care, and outplacement assistance – all provided by the Company. Cash payments consist of (i) a severance payment equal to 12 months base salary plus target annual cash incentive award, payable in a lump sum within 60 days after termination of employment; and (ii) a pro-rata payment of the executive officer’s target annual cash incentive award for the partial year of work, payable in a lump sum at the same time other Incentive Plan cash awards for the year are paid. Stock vesting applies to SAs and PSAs. SAs that otherwise would vest in the 12-month period after employment terminates continue to vest. After the first year of the PSA performance period is completed, a pro-rata portion of any PSA shares will also vest, and the number of shares subject to pro-ration is the lesser of the target award shares or the shares that are otherwise earned and payable after the end of the performance period. Continued contributions to premiums for COBRA health care continuation coverage and outplacement assistance will be provided on the same terms as are available to other employees whose employment is terminated without cause. There is no change-in-control provision in the Severance Plan. To receive the Severance Plan payments and benefits, the Named Executive must execute a separation agreement that includes a release of claims in favor of Microsoft, confidentiality and non-disparagement provisions, and 12-month non-compete/non-solicitation restrictions.

Mr. Nadella participates in the Severance Plan on the same terms as our other executive officers, except that under his LTPSA award if Microsoft terminates his employment without cause (as defined in the Severance Plan) during a performance period, he will vest in a pro-rata fraction of the threshold 150,000 shares of Microsoft common stock subject to the award for his actual period of employment during the performance period.

This table shows the amounts that would have been payable to our Named Executives upon a termination of employment without cause on June 30, 2018.

Named Executive	Amount payable ($)
Satya Nadella	97,913,671[1]
Amy E. Hood	31,542,629
Jean-Philippe Courtois	21,904,382
Margaret L. Johnson	19,687,330
Bradford L. Smith	38,914,769[2]
(1)	Includes amounts payable under the Severance Plan, plus stock vesting under Mr. Nadella’s LTPSA award of $30,322,575.
(2)	Includes $16,434,943 in Severance Plan benefits in addition to Mr. Smith’s retirement-based SA vesting of $22,479,826.

2018 PROXY STATEMENT  45

Strong clawback policy

Accountability is a fundamental value of Microsoft. To reinforce this value through our executive compensation program, our executive officers and certain other senior executives are subject to a comprehensive, ‘no fault’ executive compensation recovery “clawback” policy. Under this policy, the Compensation Committee may seek to recover payments of incentive compensation if the performance results leading to a payment are later subject to a downward adjustment or restatement of financial or nonfinancial performance. The Committee may use its judgment in determining the amount to be recovered where the incentive compensation was awarded subjectively. The Committee may also seek recovery of up to the entire amount of any incentive compensation awarded during a period where a covered executive committed a significant legal or compliance violation. Our executive compensation recovery policy is available on our website at https://aka.ms/policiesandguidelines.

Robust stock ownership policy

Our executive officers and certain other senior executives are required to maintain a minimum equity stake in Microsoft. This policy embodies the Compensation Committee’s belief that our most senior executives should maintain a significant personal financial stake in Microsoft to promote a long-term perspective in managing our business. In addition, the policy helps align executive and shareholder interests, which reduces incentive for excessive short-term risk taking. Each covered executive is required to acquire and maintain ownership of shares of Microsoft common stock equal to a specified multiple of his or her base salary, which ranges from 5 to 15 times base salary, as shown in the table below. Each covered executive must retain 50% of all net shares (post-tax) that vest until achieving his or her minimum share ownership requirement.

Named Executive	Share ownership requirement as of June 30, 2018
Satya Nadella	15x base salary
Amy E. Hood	8x base salary
Jean-Philippe Courtois	8x base salary
Margaret L. Johnson	5x base salary
Bradford L. Smith	8x base salary

In fiscal year 2018, each of our Named Executives complied with our stock ownership policy. Our stock ownership policy is available on our website at https://aka.ms/policiesandguidelines.

Derivatives trading, hedging, and pledging prohibited

Our executive officers are prohibited from trading in options, puts, calls, or other derivative instruments related to Microsoft equity or debt securities. They also are prohibited from purchasing Microsoft common stock on margin, borrowing against Microsoft common stock held in a margin account, or pledging Microsoft common stock as collateral for a loan.

Deductibility of executive compensation

Section 162(m) of the Internal Revenue Code (“Section 162(m)”) imposes an annual deduction limit of $1 million on the amount of compensation paid to each of the chief executive officer and certain other named executive officers. Prior to the effectiveness of the Tax Cuts and Jobs Act of 2017 (the “TCJA”), the deduction limit did not apply to performance-based compensation satisfying the requirements of Section 162(m). Cash and equity awards to our Named Executives under the Incentive Plan were subject to one or more performance goals intended to satisfy the requirements of Section 162(m), including, for all fiscal year 2018 awards, a requirement of positive operating income for fiscal year 2018. The performance goal of positive operating income during the fiscal year also applied to Incentive Plan (and predecessor plan) awards granted to our Named Executives in fiscal years 2017, 2016, and 2015, and to the LTPSA granted to Mr. Nadella in February 2014. The performance goals were approved by the Compensation Committee, following shareholder approval of the material terms of these performance goals under the Incentive Plan. Payment under the awards is conditioned on Committee certification that the goals and any other material terms have been met. Effective fiscal year 2019, the TCJA eliminated the Section 162(m)

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provisions exempting performance-based compensation from the $1 million deduction limit, subject to an exception for remuneration pursuant to a written binding contract which was in effect on November 2, 2017. Based on current law, we believe the remuneration under our Incentive Plan that qualifies for this “written binding contract” exception is:

•	the portion of fiscal year 2018 cash incentives payable based on formulaic financial results,

•	payments under fiscal year 2018 and prior fiscal year SAs, and

•

payments under our fiscal year 2016 PSAs and payments under our fiscal year 2017 and 2018 PSAs to the extent attributable to fiscal year 2017 or 2018 performance against metrics established for those years.

In structuring compensation for our executive officers, the Committee considered whether compensation will be deductible for federal income tax purposes. Preserving deductibility is not the only goal for our executive compensation program, however, and the Committee retains the discretion to award compensation that is nondeductible. Notwithstanding the foregoing, the SAs and PSAs that vest upon a Named Executive’s termination of employment due to death or total and permanent disability would not be subject to performance goals, and those shares would not be deductible as performance-based compensation.

Annual compensation risk assessment

We performed an annual assessment for the Compensation and Audit Committees of our Board of Directors to determine whether the risks arising from our fiscal year 2018 compensation policies and practices were reasonably likely to have a material adverse effect on Microsoft. Our assessment reviewed the material elements of executive and non-executive employee compensation. We concluded these policies and practices do not create risk that is reasonably likely to have a material adverse effect on Microsoft.

The structure of our compensation program for executive officers does not incentivize unnecessary or excessive risk-taking. The base salary component of compensation does not encourage risk-taking because it is a fixed amount. The Incentive Plan awards have these risk-limiting characteristics:

•  Cash incentive awards under the Incentive Plan are limited to 200% of a target cash incentive award.

•  Cash incentive awards are structured 50% based on predetermined goals (balance of growth and profitability goals) and 50% based on individual performance as assessed across three performance categories, diversifying the risk associated with any single aspect of performance.

•  The majority of Incentive Plan award value is delivered in shares of Microsoft common stock with a multi-year vesting schedule, which aligns the interests of our executive officers to long-term shareholder interests.

•  PSA metrics aligned with our three reporting segments and different elements of our customer base further diversify the elements of the program to minimize the incentive to produce any particular outcome.

•  PSAs use Company-wide measures that are not specific to any one executive officer’s sphere of responsibility and that apply equally to all participants to encourage a unified and responsible approach to achieving financial and strategic goals.

•  Overlapping performance periods limit the impact of short-term business performance or share price fluctuations on final outcomes.

•  Equity awards are not made in the form of stock options, which may provide an asymmetrical incentive to take unnecessary or excessive risks to increase the market price of Microsoft common stock.

•  Members of the Compensation Committee (or for Mr. Nadella, the independent members of our Board of Directors) approve all Incentive Plan awards to executive officers, including performance achievement levels that determine final payout outcomes.

In addition, awards are subject to our Executive Compensation Recovery Policy, described in this Section 3 – “Other compensation policies and information – Strong clawback policy.”

Executive officers are subject to our executive stock ownership requirements, described in this Section 3 – “Other compensation policies and information – Robust stock ownership policy.”

2018 PROXY STATEMENT  47

Compensation Committee report

The Compensation Committee has reviewed and discussed with management the Compensation discussion and analysis provided above. Based on its review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation discussion and analysis be included in this Proxy Statement.

Compensation Committee

John W. Stanton (Chair)

Sandra E. Peterson

Charles W. Scharf

Padmasree Warrior

Fiscal year 2018 compensation tables

Summary compensation table

This table contains information about compensation awarded to our Named Executives for the fiscal years ended June 30, 2018, 2017, and 2016. None of our Named Executives received stock options during those years.

Named Executive and principal position	Year	Salary ($)	Bonus[1] ($)	Stock awards[2] ($)		Non-equity Incentive Plan compensation[3] ($)	All other compensation[4] ($)	Total ($)
Satya Nadella Chief Executive Officer and Director	2018	1,500,000	N/A	16,807,208		7,425,000	111,055	25,843,263
	2017	1,450,000	N/A	11,434,557		7,032,406	97,189	20,014,152
	2016	1,200,000	4,464,000	12,013,927		N/A	14,104	17,692,031
Amy E. Hood Executive Vice President and Chief Financial Officer	2018	875,000	N/A	10,232,265		3,718,750	98,442	14,924,457
	2017	852,917	N/A	7,015,071		3,624,896	89,260	11,582,144
	2016	731,250	2,304,000	7,326,650		N/A	12,730	10,374,630
Jean-Philippe Courtois[5] Executive Vice President, President, Global Sales, Marketing and Operations	2018	833,000	N/A	7,149,549		3,092,513	51,187	11,126,249
	2017	751,054	N/A	14,735,464	[6]	2,762,884	45,214	18,294,616
Margaret L. Johnson Executive Vice President, Business Development	2018	715,000	N/A	5,702,554		2,252,236	88,225	8,758,015
	2017	715,000	N/A	3,907,922		2,168,795	89,238	6,880,955
	2016	704,167	1,909,000	4,083,212		N/A	20,111	6,716,490
Bradford L. Smith President and Chief Legal Officer	2018	800,000	N/A	9,033,868		3,566,700	111,055	13,511,623
	2017	785,833	N/A	6,193,370		3,241,543	98,989	10,319,735
	2016	704,167	1,972,000	5,915,948		N/A	18,497	8,610,612

(1)	Includes fiscal year 2016 Incentive Plan discretionary cash incentives and, for Ms. Johnson, the final $500,000 installment of a signing bonus.
(2)

Includes the grant date fair values for SAs and PSAs calculated in accordance with FASB ASC Topic 718 based on the market price of the shares subject to the award on the date of grant. The value of SAs is reduced by the present value of estimated future dividends because dividends are not paid on SA shares until vesting. The value of PSAs is calculated using a Monte-Carlo simulation valuation performed as of the date of grant by an independent third party. Because the grant date for a PSA occurs when performance targets are approved, and we approved performance targets in each of fiscal years 2018, 2017, and 2016, PSA values in this column include: (i) for fiscal year 2018, 33.33% of the fiscal year 2018 PSAs, 33.33% of the fiscal year 2017 PSAs, and 16.66% of the fiscal year 2016 PSAs; (ii) for fiscal year 2017, 33.33% of the fiscal year 2017 PSAs and 16.66% of the fiscal year 2016 PSAs; and (iii) for fiscal year 2016, 66.68% of the fiscal year 2016 PSAs. Assuming that the highest level of performance conditions will be achieved, the grant date values of PSAs with a grant date in fiscal year 2018, 2017, or 2016 are: (i) for fiscal year 2018, Mr. Nadella, $21,723,387; Ms. Hood, $12,921,957; Mr. Courtois, $7,114,107; Ms. Johnson, $7,551,291; and Mr. Smith, $11,429,189; (ii) for fiscal year 2017, Mr. Nadella, $10,639,556; Ms. Hood $6,274,167; Mr. Courtois, $3,287,828; Ms. Johnson, $3,782,271; and Mr. Smith, $5,556,198; and (iii) for fiscal year 2016, Mr. Nadella, $13,825,602; Ms. Hood, $7,645,994; Ms. Johnson, $5,236,964; and Mr. Smith, $6,808,098.

(3)	Includes Incentive Plan cash incentives for fiscal year 2018 and 2017.

48

(4)

None of our Named Executives received reimbursements for relocation expenses or tax-gross-up payments in the last three fiscal years. Details about the amounts in the “All other compensation” column are set forth in the table below.

All other compensation details

Named Executive	Year	Retirement plan contributionsA ($)	Broad-based plan benefitsB ($)	Charitable giftsC ($)	OtherD ($)	Total ($)

Satya Nadella	2018	9,250	1,805	100,000		111,055

Amy E. Hood	2018	9,250	1,392	87,800		98,442

Jean-Philippe Courtois	2018	8,096	0	0	43,091	51,187

Margaret L. Johnson	2018	9,250	0	78,975		88,225

Bradford L. Smith	2018	9,250	1,805	100,000		111,055

(A)	Includes 401(k) plan matching contributions and, for Mr. Courtois, the employer contribution to a mandatory supplemental defined contribution plan for eligible French employees.
(B)

Includes (i) athletic club membership, and (ii) payments in lieu of athletic club membership or life insurance coverage, under programs that are available to substantially all our U.S.-based employees.

(C)	Includes matching charitable contributions above match level available to all U.S. employees under our corporate giving program, plus a $300 service award to Ms. Hood allocated to charity.
(D)

Includes tax assistance allowance of $1,760, car allowance that includes business and personal use of $20,369, and profit sharing mandated by French law of $20,962, all under programs generally offered to senior managers in Europe.

(5)

Amounts paid in Euros have been converted to U.S. dollars using the average daily exchange rates from July 1, 2016 to June 30, 2017 of €1 to $1.09 and from July 1, 2017 to June 30, 2018 of €1 to $1.19.

(6)

Mr. Courtois’s SAs for fiscal year 2017 include his fiscal year 2016 annual SAs, his fiscal year 2017 SAs and PSAs, and a one-time promotion SA with reported value of $8,603,644 made when he was appointed President, Microsoft Global Sales, Marketing, and Operations and an executive officer, recognizing the expanded scope of his responsibilities.

2018 PROXY STATEMENT  49

Grants of plan-based awards

This table provides information on grants of awards under any plan to the Named Executives in the fiscal year ended June 30, 2018.

Named Executive	Award	Grant date	Estimated possible payouts under non-equity incentive plan awards[1] ($)	Estimated future payouts under equity incentive plan awards[2]			All other stock awards (#)	Grant date fair value of stock awards[3] ($)
				Threshold (#)	Target (#)	Maximum (#)
Satya Nadella	2018 Cash Incentive		7,425,000
	2018 PSA	9/19/2017		836	33,436	100,308		2,901,529
	2017 PSA	9/19/2017		1,088	43,509	130,527		4,239,084
	2016 PSA	9/19/2017		6,317	25,265	101,060		2,480,720
	2018 SA	9/19/2017					100,308	7,185,875
Amy E. Hood	2018 Cash Incentive		3,718,750
	2018 PSA	9/18/2017		519	20,730	62,190		1,792,272
	2017 PSA	9/18/2017		675	26,975	80,925		2,618,471
	2016 PSA	9/18/2017		3,493	13,972	55,888		1,366,823
	2018 SA	9/18/2017					62,191	4,454,698
Jean-Philippe Courtois	2018 Cash Incentive		3,092,513
	2018 PSA	9/18/2017		418	16,718	50,154		1,445,380
	2017 PSA	9/18/2017		544	21,754	65,262		2,111,674
	2018 SA	9/18/2017					50,154	3,592,496
Margaret L. Johnson	2018 Cash Incentive		2,252,236
	2018 PSA	9/18/2017		279	11,145	33,435		963,587
	2017 PSA	9/18/2017		363	14,503	43,509		1,407,793
	2016 PSA	9/18/2017		2,393	9,571	38,284		936,177
	2018 SA	9/18/2017					33,436	2,394,997
Bradford L. Smith	2018 Cash Incentive		3,566,700
	2018 PSA	9/18/2017		457	18,278	54,834		1,580,281
	2017 PSA	9/18/2017		595	23,785	71,355		2,308,756
	2016 PSA	9/18/2017		3,111	12,441	49,764		1,217,038
	2018 SA	9/18/2017					54,835	3,927,793
(1)	This column represents fiscal year 2018 cash incentives as reported in the Summary compensation table.
(2)

These columns represent the threshold, target, and maximum shares for the PSAs with a grant date in fiscal year 2018. Because the grant date for a PSA occurs when PSA performance targets are approved, the reported number of shares is calculated as the target shares for the portion of the PSAs for which performance targets were set in fiscal year 2018 (33.33% of the 2018 and 2017 PSAs, and 16.66% of the 2016 PSAs). The threshold is calculated as if the threshold of only the least weighted metric (50% of 5.00% for the 2018 PSAs, 50% of 11.00% of the 2017 PSAs and 50% of 8.33% of the 2016 PSAs) is met. The maximum is calculated assuming all maximum targets were met and the relative TSR multiplier was fully earned.

(3)

Includes the grant date fair values for SAs and PSAs calculated in accordance with FASB ASC Topic 718 based on the market price of the shares subject to the award on the date of grant. The value of SAs is reduced by the present value of estimated future dividends because dividends are not paid on SA shares until vesting. Values for PSAs in this column are calculated using a Monte Carlo simulation valuation performed as of the date of grant by an independent third party.

50

Outstanding equity awards at June 30, 2018

This table provides information about unvested SAs and PSAs held by the Named Executives on June 30, 2018.

		Stock Awards
Name	Award Date	Number of shares or units of stock that have not vested[1] (#)	Market value of shares or units of stock that have not vested[2] ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested[1] (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested[2] ($)
Satya Nadella	8/15/2013	117,962[3]	11,632,233		0
	2/4/2014		0	450,000[4]	44,374,500
	9/18/2014	72,640[5]	7,163,030		0
	9/15/2015	68,245[6]	6,729,639		0
	9/15/2015		0	151,655[7]	14,954,700
	9/20/2016	81,579[6]	8,044,505		0
	9/20/2016		0	87,018[7]	8,580,845
	9/19/2017	100,308[6]	9,891,372		0
	9/19/2017		0	33,436[7]	3,297,124
Amy E. Hood	9/18/2014	34,669[5]	3,418,710		0
	9/15/2015	44,032[6]	4,341,996		0
	9/15/2015		0	83,870[7]	8,270,421
	9/19/2016	50,579[6]	4,987,595		0
	9/19/2016		0	53,950[7]	5,320,010
	9/18/2017	62,191[6]	6,132,655		0
	9/18/2017		0	20,730[7]	2,044,185
Jean-Philippe Courtois	8/30/2013	4,671[8]	460,607		0
	8/29/2014	5,503[9]	542,651		0
	8/31/2015	8,273[10]	815,801		0
	8/31/2015	17,234[6]	1,699,445		0
	7/26/2016	79,282[11]	7,817,998		0
	9/19/2016	7,311[10]	720,938		0
	12/21/2016	40,790[12]	4,022,302		0
	12/21/2016		0	43,508[7]	4,290,324
	9/18/2017	50,154[6]	4,945,686		0
	9/18/2017		0	16,718[7]	1,648,562
Margaret L. Johnson	9/18/2014	27,515[5]	2,713,254		0
	9/15/2015	21,542[6]	2,124,257		0
	9/15/2015		0	57,445[7]	5,664,651
	9/19/2016	27,194[6]	2,681,600		0
	9/19/2016		0	29,006[7]	2,860,282
	9/18/2017	33,436[6]	3,297,124		0
	9/18/2017		0	11,145[7]	1,099,008
Bradford L. Smith	9/19/2013	78,642[13]	7,754,888		0
	9/18/2014	27,515[5]	2,713,254		0
	9/15/2015	33,606[6]	3,313,888		0
	9/15/2015		0	74,679[7]	7,364,096
	9/19/2016	44,597[6]	4,397,710		0
	9/19/2016		0	47,570[7]	4,690,878
	9/18/2017	54,835[6]	5,407,279		0
	9/18/2017		0	18,278[7]	1,802,394

(1)	PSAs with a grant date in fiscal years 2018, 2017 or 2016 are reported assuming payout at target award levels. Mr. Nadella’s LTPSA is reported at the minimum award level.

2018 PROXY STATEMENT  51

(2)	The market value is the number of shares shown in the table multiplied by $98.61, the closing market price of Microsoft common stock on June 30, 2018.
(3)	Vests 25% on August 15, 2015 and 25% annually thereafter.
(4)	Vests over 7 years with one-third vesting subject to performance on February 3, 2019, February 3, 2020, and February 3, 2021.
(5)	Vests 25% on August 29, 2015 and 25% annually thereafter.
(6)	Vests 25% on the last day of August following the award date and 12.5% semi-annually thereafter.
(7)	Award shares that are earned vest in full following 3-year performance period.
(8)	Vests 20% vesting annually from award date.
(9)	Vests 50% on August 29, 2016 and 12.5% semi-annually thereafter.
(10)	Vests 10% vesting on the last day of February following the award date and 10% semi-annually thereafter.
(11)	Vests over 3 years semi-annually from award date.
(12)	Vests 25% on December 21, 2017, 12.5% on February 28, 2018, and 12.5% semi-annually thereafter.
(13)	Vests 25% on August 15, 2015 and 25% annually thereafter.

Stock vested

This table provides information, on an aggregate basis, about stock awards that vested during the fiscal year ended June 30, 2018, for each of the Named Executives.

Microsoft has not granted stock options, other than options substituted in acquisitions, since 2003. No Named Executives held any Microsoft stock options during the fiscal year.

	Stock Awards
Named Executive	Number of shares acquired on vesting (#)	Value realized on vesting[1] ($)
Satya Nadella	341,183	25,838,155
Amy E. Hood	152,556	12,501,929
Jean-Philippe Courtois	119,225	9,926,441
Margaret L. Johnson	58,192	4,529,100
Bradford L. Smith	192,742	14,561,399
(1)	The value realized on vesting is calculated by multiplying the number of shares shown in the table by the market value of the shares on the vesting date.

Non-qualified deferred compensation

This table provides information about Named Executives’ earnings and balances under our U.S. non-qualified Deferred Compensation Plan in fiscal year 2018. Microsoft does not contribute to the Deferred Compensation Plan, and in fiscal year 2018 there were no contributions or withdrawals by, or distributions to, any Named Executive.

Name	Executive contributions in fiscal year 2018[1] ($)	Aggregate earnings in fiscal year 2018[1] ($)	Aggregate balance at June 30, 2018[1] ($)
Satya Nadella	0	13,758	195,770
Amy E. Hood	0	0	0
Jean-Philippe Courtois	0	0	0
Margaret L. Johnson	0	0	0
Bradford L. Smith	0	0	0
(1)	These amounts have not been included in the Summary compensation table for fiscal year 2018 or for previous years.

Microsoft’s Deferred Compensation Plan is unfunded and unsecured. It allows participants to defer a specified percentage of their base salary (up to 75%) and/or eligible cash incentives (up to 100%). Participation in the Deferred Compensation Plan is limited to U.S. senior managers, including our U.S. Named Executives. Microsoft does not contribute to the Deferred Compensation Plan or guarantee any returns on participant contributions. Our Named Executives made no contributions in fiscal year 2018.

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When an employee elects to participate in the Deferred Compensation Plan, the employee must specify the percentage of base salary and/or cash incentive award to be deferred and the timing of distributions. No withdrawals are permitted prior to the previously elected distribution date, other than withdrawals for certain severe financial hardships as permitted by applicable law. Amounts deferred under the Deferred Compensation Plan are credited with hypothetical investment earnings based on participant investment elections made from among investment options available under the plan.

CEO pay ratio

For fiscal year 2018, the annual total compensation for the median employee of the Company (other than our CEO) was $167,689 and the annual total compensation of our CEO was $25,843,263. Based on this information, for fiscal year 2018 the ratio of the annual total compensation of our CEO to the annual total compensation of the median employee was 154 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Exchange Act of 1934.

We identified our median employee from among our employees as of June 30, 2018, the last day of our fiscal year, excluding approximately 400 employees from companies acquired by Microsoft in fiscal year 2018, which are: AltspaceVR, Avere Systems Inc., Cloudyn Software Ltd, Cycle Computing LLC, Flipgrid, Inc., Hexadite, Inc., Playfab, Inc., Playground Games, Inc., and Semantics Machines, Inc.. To identify our median employee, we used a “total direct compensation” measure consisting of: (i) fiscal year 2018 annual base pay (salary or gross wages for hourly employees, excluding paid leave), which we annualized for any permanent employees who commenced work during the year, (ii) bonuses and cash incentives payable for fiscal year 2018 (excluding allowances, relocation payments, and profit-sharing), and (iii) the dollar value of SAs granted in fiscal year 2018. Compensation amounts were determined from our human resources and payroll systems of record. Payments not made in $USD were converted to $USD using 12-month average rates for the year. To identify our median employee, we then calculated the total direct compensation for our global employee population and excluded employees at the median who had anomalous compensation characteristics.

Equity compensation plan information

This table provides information about shares of Microsoft stock that may be issued under our equity compensation plans approved by shareholders and plans not approved by shareholders (if any) as of June 30, 2018. Under the 2017 and 2001 Stock Plans, no option or stock appreciation rights may be repriced, replaced, regranted through cancellation, repurchased for cash or other consideration, or modified without shareholder approval (except in connection with a change in our capitalization) if the effect would be to reduce the exercise price for the share underlying the award.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights[1] (a)	Weighted average exercise price of outstanding options, warrants, and rights[2] ($)(b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))[3] (c)
Equity compensation plans approved by security holders	174,609,218	18.02	498,619,996
Equity compensation plans not approved by security holders	0	N/A	0
Total	174,609,218	18.02	498,619,996

(1)

Represents shares issuable upon vesting of outstanding SAs granted under the 2017 and 2001 Stock Plans and PSAs for which there is a grant date under FASB ASC Topic 718; includes shares under PSAs and Mr. Nadella’s LTPSA that will vest if target performance levels are achieved.

(2)	The weighted average exercise price does not take into account the shares issuable upon vesting of outstanding SAs, which have no exercise price.
(3)	Includes 116,281,106 shares remaining available for issuance as of June 30, 2018 under the Employee Stock Purchase Plan.

2018 PROXY STATEMENT  53

Compensation Committee interlocks and insider participation

Mses. Warrior and Peterson and Messrs. Scharf and Stanton were members of the Compensation Committee during fiscal year 2018. All members of the Committee were independent directors, and no member was an employee or former employee of Microsoft. During fiscal year 2018, none of our executive officers served on the compensation committee (or its equivalent) or board of directors of another entity where one of our Committee members was an executive officer, and none had a relationship requiring disclosure under Section 2 – Board of Directors – Certain relationships and related transactions.

Stock ownership information

As of September 26, 2018, this table describes the number of shares of our common stock beneficially owned by our directors and all executive officers, together with additional underlying shares or stock units as described in Notes 2 through 4 to the table.

In computing the number and percentage of shares beneficially owned by each person, we have included any shares of our common stock that could be acquired within 60 days of September 26, 2018, by exercising options, vesting SAs, or receiving shares credited under the Deferred Compensation Plan for Non-Employee Directors. These shares, however, are not counted in computing the percentage ownership of any other person.

Beneficial ownership
Name	Common stock[1,2]	Percent of common stock	Additional underlying shares or stock units[3,4]	Total
William H. Gates III	102,992,934[5]	1.34%	0	102,992,934
Reid G. Hoffman	15,805[6]	*	5,303	21,108
Hugh F. Johnston	2,189[7]	*	0	2,189
Teri L. List-Stoll	18,127	*	0	18,127
Charles H. Noski	106,934[8]	*	0	106,934
Helmut Panke	52,743	*	0	52,743
Sandra E. Peterson	18,472	*	0	18,472
Penny S. Pritzker	14,429[9]	*	0	14,429
Charles W. Scharf	38,232	*	0	38,232
Arne M. Sorenson	1,482	*	0	1,482
John W. Stanton	79,488[10]	*	0	79,488
John W. Thompson	34,703[11]	*	50,688	85,391
Padmasree Warrior	10,900	*	0	10,900
Satya Nadella	756,663	*	2,097,271	2,853,934
Amy E. Hood	289,047	*	166,316	455,363
Jean-Philippe Courtois	348,942[12]	*	180,860	529,802
Margaret L. Johnson	240,781[13]	*	83,450	324,231
Bradford L. Smith	803,411	*	140,159	943,570
Executive officers and directors as a group (20 people)	106,111,414[14]	1.38%	N/A	N/A

*	Less than 1%
(1)	Beneficial ownership represents sole voting and investment power.
(2)

For directors, includes shares credited under the Deferred Compensation Plan for Non-Employee Directors that may be distributable within 60 days of September 26, 2018: Ms. List-Stoll, 14,729; Mr. Noski, 94,754; Ms. Peterson, 13,072; Ms. Pritzker, 2,429; Mr. Thompson, 6,358; and Ms. Warrior, 2,513.

(3)

For directors, includes shares credited under the Deferred Compensation Plan for Non-Employee Directors that are not payable within 60 days following termination of Board service: Mr. Hoffman, 5,303; Mr. Thompson, 50,688.

(4)

For Named Executives, includes (i) unvested SAs that do not vest within 60 days of September 26, 2018, subject to continued employment at the time of each vest: Mr. Nadella, 297,271; Ms. Hood, 166,316; Mr. Courtois, 180,860; Ms. Johnson, 83,450; and Mr. Smith, 40,951, (ii) 1,800,000 shares payable to Mr. Nadella under his LTPSA at target performance, and (iii) 99,208 shares that would vest if Mr. Smith retires from Microsoft (assuming PSAs are earned at 100% of target).

54

(5)	Excludes 424,816 shares held by Mr. Gates’ spouse, as to which he disclaims beneficial ownership.
(6)	Includes 15,805 shares held by a family trust.
(7)	Excludes 68 shares held by a family trust as to which Mr. Johnston disclaims beneficial ownership
(8)	Includes 12,180 shares held by a family trust.
(9)	Includes 12,000 shares held by a family trust.
(10)	Includes 7,243 shares held by a family trust.
(11)	Includes 27,279 shares held by a family trust.
(12)	Excludes an aggregate of 257,532 shares held by contrats d’assurance vie and an aggregate of 49,200 shares held by contrats de capitalisation as to which Mr. Courtois disclaims beneficial ownership.
(13)	All 240,781 shares held by a family trust.
(14)	Includes 133,855 shares credited under the Deferred Compensation Plan for Non-Employee Directors that may be distributable within 60 days of September 26, 2018.

Principal shareholders

This table lists all entities that are the beneficial owner of more than 5% of Microsoft common stock.

Name	Voting common stock and nature of beneficial ownership as of 9/26/2018	Percent of class to be voted at the meeting
The Vanguard Group, Inc. 100 Vanguard Blvd., Malvern, PA 19355	581,906,236¹	7.54%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	493,361,681²	6.40%

(1)

All information about The Vanguard Group, Inc. is based on a Schedule 13G/A filed with the SEC on February 9, 2018. The Vanguard Group, Inc. reported that it has sole voting power with respect to 10,866,291 shares of common stock, sole dispositive power with respect to 569,718,427 shares of common stock, shared voting power of 1,582,767 shares of common stock, and shared dispositive power of 12,187,809 shares of common stock.

(2)

All information about BlackRock, Inc. is based on a Schedule 13G/A filed with the SEC on February 8, 2018. BlackRock, Inc. reported that it has sole voting power with respect to 428,147,346 shares of common stock, sole dispositive power with respect to 493,361,681 shares of common stock, and no shared voting or shared dispositive power of Microsoft common stock.

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, officers, and persons who own more than 10% of our common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. Our employees prepare these reports for 13 of our directors and all of our officers subject to Section 16(a) using information obtained from them and from Microsoft’s records. We believe our directors and officers met all applicable Section 16(a) requirements during fiscal year 2018, except that due to an administrative error, one late Form 4 was filed on December 6, 2017 for Frank H. Brod, our Chief Accounting Officer, to correct the number of shares of common stock canceled in payment of tax withholding on a stock award that vested on August 31, 2017 to 6,617 shares.

2018 PROXY STATEMENT  55

4. Audit Committee matters

Audit Committee report

Charter and responsibilities

The Audit Committee operates under a written charter adopted by the Board of Directors. It is available on our website at https://aka.ms/policiesandguidelines. The charter, which was last amended effective July 1, 2018, includes a calendar that outlines the Committee’s duties and responsibilities. The Committee reviews the charter and calendar annually and works with the Board of Directors to amend them as appropriate to reflect the evolving role of the Committee.

The Board of Directors has the ultimate authority for effective corporate governance, including oversight of the management of Microsoft. The Audit Committee assists the Board in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of Microsoft, the audits of Microsoft’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as Microsoft’s independent auditor, and the performance of Microsoft’s internal auditor.

The Audit Committee relies on the expertise and knowledge of management, the internal auditor, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of Microsoft’s consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of Microsoft’s system of internal control. Microsoft’s independent auditor, Deloitte & Touche, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America (“GAAP”). The independent auditor is also responsible for expressing an opinion on the effectiveness of Microsoft’s internal control over financial reporting.

Fiscal year 2018 activity

During fiscal year 2018, the Audit Committee fulfilled its duties and responsibilities as outlined in the charter and the accompanying calendar. The Committee meets twice each quarter; once in connection with quarterly Board meetings and once to review the quarterly Form 10-Q or annual Form 10-K. In addition, the Committee meets as needed to address emerging accounting, compliance, or other matters or for educational training. Specifically, the Committee:

•	Reviewed and discussed with management and the independent auditor Microsoft’s quarterly earnings press releases, consolidated financial statements, and related periodic reports filed with the SEC

•

Reviewed and discussed with management, the internal auditor, and the independent auditor management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent auditor’s opinion about the effectiveness of Microsoft’s internal control over financial reporting

•	Reviewed and discussed with management, the internal auditor, and the independent auditor, as appropriate, the audit scopes and plans of both the internal auditor and the independent auditor

•

Inquired about significant business and financial reporting risks, reviewed Microsoft’s policies for risk assessment and risk management, and assessed the steps management is taking to control these risks

•

Met in periodic executive sessions with each of management, the internal auditor, and the independent auditor to discuss the results of the examinations by the independent and internal auditors, their evaluations of internal controls, and the overall quality of the Company’s financial reporting, and any other matters as appropriate

•

Met with the chief executive officer and chief financial officer to discuss the processes they have undertaken to evaluate the accuracy and fair presentation of the Company’s consolidated financial statements and the effectiveness of the Company’s systems of disclosure controls and procedures and internal control over financial reporting

•	Reviewed the Company’s related party transactions and Policy for Related Party Transactions

56

•	Received reports about the receipt, retention, and treatment of financial reporting and other compliance concerns

•	Reviewed and assessed the qualitative aspects of the Company’s ethics and compliance programs

•	Reviewed with the chief compliance officer, legal and regulatory matters that may have a material impact on the consolidated financial statements or internal control over financial reporting

Fiscal year 2018 financial statements

The Audit Committee has reviewed and discussed with management and the independent auditor Microsoft’s audited consolidated financial statements and related footnotes for the fiscal year ended June 30, 2018, and the independent auditor’s report on those financial statements. Management represented to the Committee that Microsoft’s consolidated financial statements were prepared in accordance with GAAP. Deloitte & Touche presented the matters required to be discussed with the Committee by Public Company Accounting Oversight Board (“PCAOB”) standards and Rule 2-07 of SEC Regulation S-X. This review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of Microsoft’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in Microsoft’s consolidated financial statements, including the disclosures relating to critical accounting policies.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Microsoft’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018, for filing with the SEC.

Independent auditor tenure and rotation

As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent audit firm. Deloitte & Touche has been Microsoft’s independent auditor since the Company’s initial public offering in 1986. Deloitte rotates its lead audit engagement partner every five years; the Audit Committee interviews proposed candidates and selects the lead audit engagement partner. The Audit Committee believes there are significant benefits to having an independent auditor with an extensive history with the Company. These include:

•

Higher quality audit work and accounting advice due to Deloitte & Touche’s institutional knowledge of our business and operations, accounting policies and financial systems, and internal control framework

•	Operational efficiencies and a resulting lower fee structure because of Deloitte & Touche’s history and familiarity with our business

Independence and performance of outside audit firm

The Audit Committee recognizes the importance of maintaining the independence of Microsoft’s independent auditor, both in fact and appearance, and takes a number of measures to ensure independence. The Committee leads the selection of the lead audit engagement partner, working with Deloitte & Touche with input from management. The Committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Committee or its delegate. This policy prohibits the independent auditor from providing non-audit services such as bookkeeping or financial systems design and implementation. The Company’s pre-approval policy is more fully described below in this Part 4 under the caption “Policy on Audit Committee pre-approval of audit and permissible non-audit services of independent auditor.” Given the amount and the nature of the non-audit services provided, the Committee has concluded that provision of those services was compatible with maintaining the independence of Deloitte & Touche. In addition, Deloitte & Touche has provided the Committee with the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence. The Committee has reviewed these materials and discussed the firm’s independence with Deloitte & Touche.

As provided in its charter, in addition to evaluating Deloitte & Touche’s independence, the Audit Committee assessed Deloitte & Touche’s performance as independent auditor during fiscal year 2018. This evaluation was consistent with the approach described in “External Auditor Assessment Tool” published by the Center for Audit Quality. The Committee assessed the performance of the Deloitte & Touche lead audit engagement partner and the audit team. The Committee reviewed a variety of indicators of audit quality including:

•	The quality and candor of Deloitte & Touche’s communications with the Audit Committee and management

•	How effectively Deloitte & Touche maintained its independence and employed its independent judgment, objectivity, and professional skepticism

2018 PROXY STATEMENT  57

•	The level of engagement and value provided by the Deloitte & Touche national office

•	The depth and expertise of the global Deloitte & Touche audit team

•	The quality of insight demonstrated in Deloitte & Touche’s review of the Company’s assessment of internal control over financial reporting and remediation of control deficiencies

•	Available external data about quality and performance, including reports of the PCAOB on Deloitte & Touche and its peer firms and Deloitte & Touche’s response to those reports

•	The appropriateness of Deloitte & Touche’s fees, taking into account the size and complexity of the Company and the resources necessary to perform the audit

•	Deloitte & Touche’s knowledge of our global operations, accounting policies and practices, and internal control over financial reporting

•	Deloitte & Touche’s tenure as the Company’s independent auditor and safeguards in place to maintain its independence

Recommendation of Deloitte & Touche as independent audit firm for fiscal year 2019

As a result of its evaluation, the Audit Committee concluded that the selection of Deloitte & Touche as the independent registered public accounting firm for fiscal year 2019 is in the best interest of the Company and its shareholders.

Audit Committee

Charles H. Noski (Chair)

Hugh F. Johnston

Teri L. List-Stoll

Helmut Panke

Arne M. Sorenson

Fees billed by Deloitte & Touche

This table presents fees for professional audit services rendered by Deloitte & Touche for the audit of Microsoft’s annual financial statements for the fiscal years ended June 30, 2018 and 2017, and fees billed for other services rendered by Deloitte & Touche during those periods.

Year ended June 30,	2018	2017
Audit fees	$42,018,000	$43,469,000
Audit-related fees	13,991,000	14,021,000
Tax fees	956,000	834,000
All other fees	292,000	109,000
Total	$57,257,000	$58,433,000

Audit fees

These amounts represent fees of Deloitte & Touche for the audit of our annual consolidated financial statements, the review of consolidated financial statements included in our quarterly Form 10-Q reports, the audit of internal control over financial reporting, and the services that an independent auditor would customarily provide in connection with subsidiary audits, statutory requirements, regulatory filings, and similar engagements for the fiscal year, such as comfort letters, attest services, consents, and assistance with review of documents filed with the SEC. Audit fees also include advice about accounting matters that arose in connection with or as a result of the audit or the review of periodic financial statements and statutory audits that non-U.S. jurisdictions require.

Audit-related fees

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of Microsoft’s consolidated financial statements or internal control over financial reporting. This category may include

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fees related to the performance of audits and attest services not required by statute or regulations; audits of our employee benefit plans; due diligence related to mergers, acquisitions, and investments; additional revenue and license compliance procedures related to the performance of review or audit of Microsoft’s consolidated financial statements; third-party assurance audits for cloud services; and accounting consultations about the application of GAAP to proposed transactions. Revenue assurance and license compliance includes procedures under contracts we have entered that provide for review by an independent accountant, and advice about controls associated with the completeness and accuracy of our software licensing revenue. These services support the evaluation of the effectiveness of internal control over revenue recognition and enhance the independent auditor’s understanding of our licensing programs and controls.

Tax fees

Tax fees generally consist of tax compliance and return preparation, and tax planning and advice. Tax compliance and return preparation services consist of preparing original and amended tax returns and claims for refunds. Tax planning and advice services consist of support during income tax audits or inquiries.

All other fees

All other fees consist of permitted services other than those that meet the criteria above and include training activities, and subscriptions and surveys on economic, industry, accounting, and human resources topics.

The Audit Committee concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of Deloitte & Touche.

Policy on Audit Committee pre-approval of audit and permissible non-audit services of independent auditor

The Audit Committee has a policy for pre-approval of all audit and permissible non-audit services provided by the independent auditor. Each year, the Committee approves the terms on which the independent auditor is engaged for the ensuing fiscal year. At least quarterly, the Committee reviews and, if appropriate, pre-approves services to be performed by the independent auditor, reviews a report summarizing fiscal year-to-date services provided by the independent auditor, and reviews an updated projection of the fiscal year’s estimated fees. The Committee, as permitted by its pre-approval policy, from time to time delegates the approval of certain permitted services or classes of services to a member of the Committee. The Committee then reviews the delegate’s approval decisions each quarter. Microsoft uses a centralized internal system to collect requests from Company personnel for services by the independent auditor to facilitate compliance with this pre-approval policy.

2018 PROXY STATEMENT  59

5. Proposals to be voted on at the meeting

Management Proposal 1: Election of directors

The Board has nominated 14 directors for election at the Annual Meeting to hold office until the 2019 Annual Meeting. The Governance and Nominating Committee evaluated and recommended the nominees in accordance with its charter and our Corporate Governance Guidelines.

To be elected, a director must receive a vote of the majority of the votes cast.

Our Board of Directors recommends a vote FOR the election to the Board of each of the nominees listed below.

Name	Age	Director since	Occupation
William H. Gates III	62	1981	Co-Chair and Trustee, Bill & Melinda Gates Foundation
Reid G. Hoffman	51	2017	Partner, Greylock Partners
Hugh F. Johnston	57	2017	Vice Chairman and CFO, PepsiCo, Inc.
Teri L. List-Stoll	55	2014	Executive Vice President and CFO, Gap, Inc.
Satya Nadella	51	2014	CEO, Microsoft Corporation
Charles H. Noski	66	2003	Former Vice Chairman, Bank of America Corporation
Helmut Panke	72	2003	Former Chairman of the Board of Management, BMW Bayerische Motoren Werke AG
Sandra E. Peterson	59	2015	Former Group Worldwide Chair, Johnson & Johnson
Penny S. Pritzker	59	2017	Chairman, PSP Partners, L.L.C.
Charles W. Scharf	53	2014	Chairman and CEO, The Bank of New York Mellon Corporation
Arne M. Sorenson	59	2017	President and CEO, Marriott International, Inc.
John W. Stanton	63	2014	Chairman, Trilogy Partnerships
John W. Thompson	69	2012	Independent Chairman, Microsoft Corporation; Former CEO, Virtual Instruments, Inc.
Padmasree Warrior	57	2015	Chief Development Officer, NIO Inc.; CEO, NIO USA, Inc.

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Management Proposal 2: Advisory vote to approve named executive officer compensation

As required by SEC rules, we are asking for your advisory vote on the following resolution (the “say-on-pay” resolution):

Resolved, that the shareholders approve, in a nonbinding vote, the compensation paid to the Company’s named executive officers, as disclosed in “Part 3 – Named executive officer compensation.”

The affirmative vote of a majority of the shares of common stock cast is required to approve this proposal. We hold our say-on-pay vote every year.

Our Board of Directors recommends a vote FOR approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers in fiscal year 2018.

Statement in support

Pay for performance

Through our ongoing shareholder engagement, we receive consistent feedback that our investors favor incentive compensation arrangements tied to specific performance measures that drive long-term performance and value creation. We have responded to investor feedback, and our program design has evolved so that it incorporates performance elements directly linked to achievement of our long-term strategic goals.

Key features of our fiscal year 2018 executive compensation program were:

• 56% of the annual target compensation opportunity for our named executive officers was performance-based, on average

• 50% of the annual cash incentive was tied to achieving pre-established financial targets

• 50% of the annual target equity opportunity for our named executive officers was delivered in the form of a performance-based stock awards with payouts based on achievement against pre-established strategic performance objectives

• Metrics under our performance stock awards were refined to continually align with our three reporting segments and customer base and reflect key business developments that drive long-term growth

• Our performance stock awards included a relative total shareholder return multiplier, to reward significant positive outperformance, thereby strengthening the alignment of the interests of our executive officers with the interests of our long-term shareholders

Pay for performance 50% annual cash incentive determined formulaically, based on achievement against pre-established financial targets. 50% target equity awards were performance stock awards with strategic metrics

Sound program design

We design our executive compensation program to attract, motivate, and retain the key executives who drive our success. Pay that reflects performance and alignment of that pay with the interests of long-term shareholders are key principles that underlie our compensation program. We achieve these objectives through compensation that:

•  Provides a competitive total target pay opportunity

•  Consists primarily of equity compensation, which encourages our executives to act as owners with a significant stake in Microsoft

•  Delivers a majority of pay based on performance

•  Balances long-term and short-term incentives

•  Enhances retention by subjecting a significant percentage of total target compensation to multi-year performance requirements or vesting

•  Makes prudent use of our equity

•  Does not encourage unnecessary and excessive risk taking

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Best practices in executive compensation

The compensation program for our executive officers demonstrates we follow best practices.

We do

   Have a stock ownership policy that reinforces alignment

between the interests of our shareholders and our

executive officers

   Have a strong clawback policy to ensure accountability

   Prohibit pledging, hedging, and trading in derivatives of

Microsoft securities

   Have an independent compensation consultant advising

the Compensation Committee

   Responsibly manage the use of equity compensation

We do not

Ó  Offer excessive perquisites (no executive-only club

memberships, medical benefits, or tax gross-ups)

Ó   Have employment contracts

Ó  Provide change in control benefits

Ó  Have executive-only retirement programs

Ó   Guarantee bonuses

Ó  Pay dividends on unvested stock awards

Our Board and Compensation Committee reviewed the prior year’s voting results and, through our regular shareholder engagement, sought to understand the factors that influenced voting decisions. The Board and the Compensation Committee will continue to consider feedback obtained through this process in making future decisions about our executive compensation program.

Management Proposal 3: Ratify Deloitte & Touche LLP as independent auditor for fiscal year 2019

The Audit Committee has selected Deloitte & Touche LLP as Microsoft’s independent auditor for fiscal year 2019. The Board asks shareholders to ratify that selection. Although current law, rules, and regulations, and the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise Microsoft’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Deloitte & Touche for ratification by shareholders as a matter of good corporate practice. As described in “Section 4 – Audit Committee matters,” the Board considers the selection of Deloitte & Touche as Microsoft’s independent auditor for fiscal year 2019 to be in the best interests of Microsoft and its shareholders.

The affirmative vote of a majority of the shares of common stock is required to approve this proposal. If the selection of Deloitte & Touche is not ratified, the Audit Committee will consider the result a recommendation to consider selection of a different firm.

The Board of Directors recommends a vote FOR the ratification of the independent auditor.

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6. Information about the meeting

Date: Time: Place:	November 28, 2018 8:00 a.m. Pacific Time Meydenbauer Center 11100 NE 6th Street Bellevue, Washington 98004

This Proxy Statement was first mailed to shareholders on or about October 16, 2018. It is furnished in connection with the solicitation of proxies by the Board of Directors of Microsoft Corporation to be voted at the Annual Meeting for the purposes set forth in the accompanying Notice of Annual Meeting.

Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to our Corporate Secretary at or prior to the Annual Meeting or by timely executing and delivering, by Internet, telephone, mail, or in person at the Annual Meeting, another proxy dated as of a later date.

Proxy materials are available on the Internet

We are furnishing proxy materials to our shareholders primarily via the Internet instead of mailing printed copies of those materials to each shareholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. On October 16, 2018, we mailed a Notice of Internet Availability of Proxy Materials to certain of our shareholders. The Notice contains instructions about how to access our proxy materials and vote online or vote by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.

Proof of ownership required for attending meeting in person

You are entitled to attend the Annual Meeting only if you were a shareholder as of the close of business on September 26, 2018, the record date, or hold a valid proxy for the meeting. In order to be admitted to the Annual Meeting, you must present proof of ownership of Microsoft stock on the record date. This can be any of the following:

•	A brokerage statement or letter from a bank or broker indicating ownership on September 26, 2018

•	The Notice of Internet Availability of Proxy Materials

•	A printout of the proxy distribution email (if you received your materials electronically)

•	A proxy card

•	A voting instruction form

•	A legal proxy provided by your broker, bank, or nominee

Shareholders and proxy holders must also present a form of photo identification such as a driver’s license. We will be unable to admit anyone who does not present identification or refuses to comply with our security procedures.

Participating in electronic meeting

You may also attend this year’s Annual Meeting via the Internet. The accompanying proxy materials include instructions on how to participate in the meeting and how you may vote your shares of Company stock if you participate electronically. To submit your questions during the Annual Meeting, please log on to microsoft.onlineshareholdermeeting.com. You will need to enter the 16-digit control number received with your Proxy or Notice of Internet Availability of Proxy Materials to enter the meeting.

2018 PROXY STATEMENT  63

Soliciting proxies

The Board of Directors is soliciting the proxy accompanying this Proxy Statement. Proxies may be solicited by officers, directors, and employees of Microsoft, none of whom will receive any additional compensation for their services. D.F. King & Co., Inc. may solicit proxies at a cost we anticipate will not exceed $15,000. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email, or the Internet. Microsoft will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. Microsoft will pay all proxy solicitation costs.

Shareholders of record at the close of business on September 26, 2018, will be entitled to vote at the meeting on the basis of one vote for each share held. On September 26, 2018, there were 7,677,511,729 shares of common stock outstanding, held of record by 97,236 shareholders.

Householding

To reduce costs and reduce the environmental impact of our Annual Meeting, a single Proxy Statement and Annual Report, along with individual proxy cards or individual Notices of Internet Availability, will be delivered in one envelope to certain shareholders having the same last name and address and to individuals with more than one account registered at our transfer agent with the same address unless contrary instructions have been received from an affected shareholder. Shareholders participating in householding will continue to receive separate proxy cards. If you are a registered shareholder and would like to enroll in this service or receive individual copies of this year’s and/or future proxy materials, please contact our transfer agent, American Stock Transfer & Trust Company, LLC, by mail at P.O. Box 2362, New York, NY 10272-2362; by phone at (800) 285-7772, option 1; or by email at msft@amstock.com. If you are a beneficial shareholder, you may contact the broker or bank where you hold the account.

Election of directors

Fourteen directors are to be elected at the Annual Meeting to hold office until the next annual meeting and until their respective successors are elected and qualified. If, for any reason, the directors are not elected at an annual meeting, they may be elected at a special meeting of shareholders called for that purpose in the manner provided by our Bylaws. The accompanying proxy will be voted in favor of the nominees presented in Part 2 – “Board of Directors – Our director nominees” to serve as directors unless the shareholder indicates to the contrary on the proxy. All the nominees are current directors.

The Board of Directors expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee designated by our Board.

Voting procedures

Tabulation of votes

Our independent election inspector, Broadridge Financial Services, will tabulate votes cast by proxy or in person at the meeting. We expect to publish the final vote tabulation on our website at www.microsoft.com/en-us/investor/corporate-governance/votingresults.aspx within one business day after the Annual Meeting. We will also report the results in a Form 8-K filed with the SEC within four business days after the Annual Meeting.

Majority vote standard for election of directors

In an uncontested election, each director will be elected by a majority of the votes cast. A majority of votes cast means the number of shares cast “for” a director’s election exceeds the number of votes cast “against” that director. We will not treat as cast any share (a) whose ballot is marked as withheld, (b) that is otherwise present at the meeting but for which there is an abstention, or (c) that is otherwise present at the meeting as to which a shareholder gives no authority or direction. In a contested election, the directors will be elected by a plurality of the votes cast, meaning the directors receiving the largest number of “for” votes will be elected.

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A contested election is one in which:

•	as of the last day for giving notice of a shareholder nominee, a shareholder has nominated a candidate for director according to the requirements of our Bylaws, and

•	as of the date that notice of the meeting is given, the Board of Directors considers that a shareholder candidacy has created a bona fide election contest.

In an uncontested election, a nominee who does not receive a majority vote will not be elected. Except as explained in the next paragraph, an incumbent director who is not elected because he or she does not receive a majority vote will continue to serve as a holdover director until the earliest of: (a) 90 days after the date on which the election inspector determines the voting results as to that director, (b) the date on which the Board of Directors appoints an individual to fill the office held by that director, or (c) the date of that director’s resignation.

The Board of Directors may fill any vacancy resulting from the non-election of a director as provided in our Bylaws. The Governance and Nominating Committee will consider promptly whether to fill the office of a nominee who fails to receive a majority vote and make a recommendation to our Board about filling the office.

The Board of Directors will act on the Governance and Nominating Committee’s recommendation and within 90 days after certification of the shareholder vote will disclose publicly its decision.

Additional details about this process are specified in our Bylaws, which are available on our website at https://aka.ms/policiesandguidelines.

Vote required; effect of abstentions and broker non-votes

The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting to determine whether a quorum is present. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how to vote your shares through the voting instruction form included with this Proxy Statement. If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.” Whether your broker or custodian has the discretion to vote these shares on your behalf depends on the ballot item. The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers.

Brokers and custodians can no longer vote uninstructed shares on your behalf in director elections. For your vote to be counted, you must submit your voting instruction form to your broker or custodian.

Proposal	Item	Votes required for approval	Abstentions	Uninstructed shares
1	Election of directors	Majority of shares cast	Not voted	Not voted
2	Advisory vote to approve named executive officer compensation (“say-on-pay”)	Majority of shares cast	Not voted	Not voted
3	Ratification of independent auditor	Majority of shares cast	Not voted	Discretionary vote

Vote confidentiality

We maintain the confidentiality of the votes of individual shareholders. Ballots, proxy forms, and voting instructions returned to brokerage firms, banks, and other holders of record are kept confidential. Only the proxy solicitor, the proxy tabulator, and the inspector of election have access to the ballots, proxy forms, and voting instructions. The proxy solicitor and the proxy tabulator will disclose information taken from the ballots, proxy forms, and voting instructions only if there is a proxy contest, if the shareholder authorizes disclosure, to defend legal claims, or as otherwise required by law. If you write comments on your proxy card or ballot, management may learn how you voted in reviewing your comments.

Where to find more proxy voting information

•	The SEC website has a variety of information about the proxy voting process at www.sec.gov/spotlight/proxymatters.shtml

•	Contact the Microsoft Investor Relations department through our website at www.microsoft.com/investor or by phone at 425.706.4400

2018 PROXY STATEMENT  65

•	You may view our annual report and vote your shares at www.proxyvote.com

•	Contact the broker or bank through which you beneficially own your shares

Where to find our corporate governance documents

Copies of our Board committee charters and other governance documents listed in Part 1 can be found at https://aka.ms/policiesandguidelines. We will provide any of the foregoing information to a shareholder without charge upon written request to MSC 123/9999, Office of the Corporate Secretary, Microsoft Corporation, One Microsoft Way, Redmond, WA 98052-6399.

Proposals by shareholders for 2019 annual meeting

Shareholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed for next year’s annual meeting must submit their proposals so they are received by the Corporate Secretary of Microsoft, by one of the means described below, no later than the close of business (5:30 p.m. Pacific Time) on June 18, 2019. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

In order to be properly brought before the 2019 Annual Meeting, a shareholder’s notice of nomination of one or more director candidates to be included in the Company’s proxy statement and ballot pursuant to Section 1.14 of our Bylaws (a “proxy access nomination”) must be received by the Corporate Secretary of Microsoft, by one of the means described below, no earlier than May 19, 2019 and no later than the close of business on June 18, 2019 (i.e., not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date the definitive proxy statement was first released to shareholders in connection with the preceding year’s annual meeting of shareholders). If the date of the 2018 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day and not later than the close of business on the later of the 90th day prior to the 2019 annual meeting or the 10th day following the day on which public announcement of the date of the 2019 annual meeting is first made by the Company.

In order to be properly brought before the 2019 annual meeting, a shareholder’s notice of any matter the shareholder wishes to present (other than a matter brought pursuant to SEC Rule 14a-8 or a proxy access director nomination), or the person or persons the shareholder wishes to nominate as a director, must be received by the Corporate Secretary of Microsoft, by one of the means described below, no earlier than July 31, 2019, and no later than the close of business on August 30, 2019 (i.e., not less than 90 nor more than 120 days before the first anniversary of the date of the 2018 Annual Meeting). If our annual meeting date occurs more than 30 days before or 60 days after November 28, 2019, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2019 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the 2019 annual meeting or, if the first public announcement of the date of the 2019 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting.

To be in proper form, a shareholder’s notice must include the information about the proposal or nominee specified in our Bylaws. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements. Microsoft will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaw and SEC requirements for submitting a proposal or nomination.

Notices of intent to present proposals or nominate directors at the 2019 annual meeting, and all supporting materials required by our Bylaws, must be submitted by one of the following means:

•	Electronically: askboard@microsoft.com

•	By Mail: MSC 123/9999, Office of the Corporate Secretary, Microsoft Corporation, One Microsoft Way, Redmond, Washington 98052-6399

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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Other business

The Board of Directors does not intend to bring any other business before the Annual Meeting, and so far as is known to our Board, no matters are to be brought before the meeting other than as specified in the notice of meeting. In addition to the scheduled items of business, the meeting may consider shareholder proposals and matters relating to the conduct of the meeting. As to any other business that may properly come before the meeting, proxies will be voted in accordance with the judgment of the persons voting such proxies.

Representatives of Deloitte & Touche, independent auditor for Microsoft for fiscal year 2018 and the current fiscal year, will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

DATED: Redmond, Washington, October 16, 2018.

2018 PROXY STATEMENT  67

Annex A – Reconciliation of GAAP to non-GAAP financial measures and Note about forward-looking statements

The following table reconciles financial results reported in accordance with accounting principles generally accepted in the United States of America (“GAAP”) to non-GAAP financial results. These non-GAAP financial measures have been provided to aid investors in better understanding the Company’s performance. In fiscal years 2018 and 2017, the GAAP financial results included the net impact from the Tax Cuts and Jobs Act (“TCJA”) and restructuring charges. Presenting these measures without the impact of these items gives additional insight into operational performance and helps clarify trends affecting the Company’s business. For comparability of reporting, management considers this information in conjunction with GAAP amounts in evaluating business performance. These non-GAAP financial measures should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

	Fiscal year ended June 30,
($ in millions, except per share amounts)	Revenue	Operating income	Net income	Diluted earnings per share
2017 as reported (GAAP)	$96,571	$29,025	$25,489	$3.25
Restructuring expenses	—	306	243	0.04
2017 as adjusted (non-GAAP)	$96,571	$29,331	$25,732	$3.29
2018 as reported (GAAP)	$110,360	$35,058	$16,571	$2.13
Net TCJA impact	—	—	13,696	1.75
2018 as adjusted (non-GAAP)	$110,360	$35,058	$30,267	$3.88
Percentage change Y/Y (GAAP)	14%	21%	(35)%	(34)%
Percentage change Y/Y (non-GAAP)	14%	20%	18%	18%

Non-GAAP Executive Incentive Plan (“Incentive Plan”) performance metrics in Compensation discussion and analysis

We use certain non-GAAP financial performance metrics in our Incentive Plan, as described at page 39.

Note about forward-looking statements

This Proxy Statement includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Forward- looking statements may appear throughout this report, including the Proxy Summary and Part 3 – “Named executive officer compensation.” These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors,” “Quantitative and Qualitative Disclosures about Market Risk,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our Forms 10-K and 10-Q. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise.

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Downtown Bellevue driving directions and parking

Meydenbauer Center 11100 NE 6th Street Bellevue, WA 98004 425.637.1020 www.meydenbauer.com Bellevue Transit Center

Driving directions

From Seattle via SR-520

•	Take SR-520 east to I-405 south
•	Take Exit 13A west to NE 4th Street westbound
•	Turn right onto 112th Avenue NE
•	Turn left onto NE 6th Street to Meydenbauer Center’s parking garage on the right

From Seattle via I-90

•	Take I-90 east to I-405 north
•	Take Exit 13A west to NE 4th Street westbound
•	Turn right onto 112th Avenue NE
•	Turn left onto NE 6th Street to Meydenbauer Center’s parking garage on right

Parking

Due to limited parking availability, we encourage you to explore commuter services offered by Metro Transit and Sound Transit. The Bellevue Transit Center is conveniently located less than a block from Meydenbauer Center.

Parking validation for Meydenbauer Center garage will be available at the meeting.

2018 PROXY STATEMENT  69

Microsoft corporate social responsibility

“We must ensure technology’s benefits reach people more broadly across society and that the technologies we create are trusted by the individuals and organizations that use them.” Satya Nadella, CEO

Operating Ethically

Microsoft has been identified as one of the World’s Most Ethical Companies by the Ethisphere Institute, a global leader in defining and advancing the standards of ethical business practices, every year since 2011.

Enhancing Privacy

We believe privacy is a fundamental human right. Privacy is also the foundation for trust. That’s why we were early supporters of the landmark privacy legislation in Europe, the General Data Protection Regulation (GDPR), and why we extended the privacy rights at the heart of GDPR to all our consumer customers globally, not just those in the EU.

Promoting Cybersecurity

Growing cyber threats require bold new measures to defend and protect technology users around the world. In fiscal year 2018 we launched the Defending Democracy Program to help governments safeguard electoral processes. In addition, we have joined more than 60 technology companies in signing the Cybersecurity Tech Accord to advance online security and resiliency globally.

Empowering People

Technology can be a powerful force for economic opportunity and inclusion in the emerging digital economy. Through Microsoft Philanthropies, we worked with more than 97 nonprofit organizations across 54 countries to bring digital skills and computer science education to millions of young people. In addition, our Technology Education and Literacy (TEALS) program paired over one thousand technology professional volunteers with classroom teachers in 348 high schools across the U.S.

Strengthening Communities

We see great potential for technology to help transform nonprofit organizations, so they can better achieve their missions. In fiscal year 2017 we launched Microsoft Tech for Social Impact with a pledge to bring the benefits of the cloud to 300,000 nonprofits in three years. In addition, in 2017, our employees donated a record $158 million to nonprofits serving our local communities and the world. We donated more than $1.4 billion in software and services in fiscal year 2018 via Microsoft Philanthropies.

Protecting Our Planet

Microsoft is committed to operating sustainably. Our operations are 100% carbon neutral, and we surpassed our goal of sourcing 50% of the electricity used by our datacenters from renewable energy sources by the end of 2018. We also announced the $50 million, 5-year AI for Earth Program to put artificial intelligence in the hands of innovators who are working to solve the world’s most pressing environmental challenges.

For more information: Our Corporate Social Responsibility website: www.microsoft.com/csr Nonprofit software donations: www.microsoft.com/nonprofit

C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR code above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to microsoft.onlineshareholdermeeting.com

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E51520-P12445	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MICROSOFT CORPORATION
The Board of Directors recommends a vote “FOR” EACH OF THE FOLLOWING NOMINEES, “FOR” PROPOSAL 2 and “FOR” PROPOSAL 3.

1.	Election of Directors: (The Board recommends a vote FOR each nominee)		For	Against	Abstain

	01.	William H. Gates lll	☐	☐	☐

	02.	Reid G. Hoffman	☐	☐	☐				For	Against	Abstain

	03.	Hugh F. Johnston	☐	☐	☐		10.	Charles W. Scharf	☐	☐	☐

	04.	Teri L. List-Stoll	☐	☐	☐		11.	Arne M. Sorenson	☐	☐	☐

	05.	Satya Nadella	☐	☐	☐		12.	John W. Stanton	☐	☐	☐

	06.	Charles H. Noski	☐	☐	☐		13.	John W. Thompson	☐	☐	☐

	07.	Helmut Panke	☐	☐	☐		14.	Padmasree Warrior	☐	☐	☐

	08.	Sandra E. Peterson	☐	☐	☐	2.	Advisory vote to approve named executive officer compensation (The Board recommends a vote FOR this proposal)		☐	☐	☐

	09.	Penny S. Pritzker	☐	☐	☐	3.	Ratification of Deloitte & Touche LLP as our independent auditor for fiscal year 2019 (The Board recommends a vote FOR this proposal)		☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Note:		Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Shareholders Meeting Information:

Location:	Meydenbauer Center
11100 NE 6th Street Bellevue, WA 98004
Date:	November 28, 2018
Time:	8:00 AM PT

In order to be admitted to the Annual Shareholders Meeting, you must present one of the following as proof of ownership of Microsoft stock on the record date.

•	Notice of Internet Availability of Proxy Materials

•	Proxy card

•	Legal proxy provided by your bank, broker, or nominee

•	Voting instruction card

•	If you received your proxy materials by e-mail, a printout of the e-mail

•	Brokerage statement or letter from a bank or broker indicating ownership on the record date

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholders Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E51521-P12445

MICROSOFT CORPORATION
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints JOHN W. THOMPSON and SATYA NADELLA, and each of them, with full power of substitution, as proxies to vote all the shares the undersigned is entitled to vote at the Annual Shareholders Meeting of the Company to be held at the Meydenbauer Center, 11100 NE 6th Street, Bellevue, Washington, November 28, 2018 at 8:00 a.m. Pacific Time and at any adjournments thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof in accordance with and as described in the Notice and Proxy Statement of the Annual Shareholders Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made as to any item, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side